                                                                    EXHIBIT 10.5

________________________________________________________________________________

________________________________________________________________________________



                            ERIE COUNTY INDUSTRIAL
                              DEVELOPMENT AGENCY

                                      AND

                           MIDWAY-CTS BUFFALO, LTD.



                             ____________________

                                LEASE AGREEMENT
                             ____________________



                         Dated as of December 1, 1994

                                 $2,600,000.00



                   Erie County Industrial Development Agency
                      Industrial Development Revenue Bond
                       (1994 Midway-CTS Buffalo Project)


________________________________________________________________________________

________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                      Page
                                                                                      ----
ARTICLE I      INTRODUCTORY STATEMENTS................................................   1

               Section 1.1.    Lease Agreement Terms Defined..........................   1
               Section 1.2.    Construction of Words..................................   1
               Section 1.3.    Nature and Functions of the Agency.....................   1
               Section 1.4.    Economic Development Purpose...........................   2
               Section 1.5.    Agency Resolutions Authorizing this Lease Agreement....   2
               Section 1.6.    No Industry Relocation or Abandonment..................   2
               Section 1.7.    Agency Bond Financing..................................   2
               Section 1.8.    Limitation and Liability of the Agency, the State and
                               the County.............................................   3
               Section 1.9.    Representations and Warranties of the Lessee...........   3
               Section 1.10.   Inducement to Bondholder...............................   5
               Section 1.11.   Agency Litigation......................................   5
               Section 1.12.   Prohibition Against Retail Sales.......................   6

ARTICLE II     ISSUANCE OF BOND; CONVEYANCE OF PROPERTY; PROJECT COSTS, PERFORMANCE
               AND COMPLETION.........................................................   6

               Section 2.1.    Issuance of Bond; Use of Proceeds......................   6
               Section 2.2.    Conveyance of Property to the Agency...................   6
               Section 2.3.    Title Insurance........................................   7
               Section 2.4.    Identification of Facility Equipment...................   7
               Section 2.5.    Responsibilities for Project Performance...............   7
               Section 2.6.    Payment and Disbursement of Project Costs..............   8
               Section 2.7.    Expenses Chargeable to the Lessee......................   8
               Section 2.8.    Completion of the Project; Status......................   9
               Section 2.9.    Limitation on Sales Tax Exemption......................   9

ARTICLE III    LEASE OF FACILITY AND RENTAL PROVISIONS................................  10

               Section 3.1.    Lease of the Facility; Duration........................  10
               Section 3.2.    Occupation and Use of the Facility.....................  10

               Section 3.3.    Rental Provisions......................................  11
               Section 3.4.    Obligations of Lessee Unconditional....................  12
               Section 3.5.    Assignment of Agency Rights............................  12
               Section 3.6.    Grant of Security Interest to the Agency...............  12
               Section 3.7.    Assignment of Sublease.................................  13

ARTICLE IV     MAINTENANCE, TAXES AND CHARGES, INSURANCE AND INDEMNITY................  14

               Section 4.1.    Maintenance, Alterations, Improvements.................  14
               Section 4.2.    Taxes, Assessments and Charges.........................  16
               Section 4.3.    Insurance..............................................  17
               Section 4.4.    Indemnity..............................................  20
               Section 4.5.    Advances by Agency or Bondholder.......................  21

ARTICLE V      DAMAGE TO AND CONDEMNATION OF THE FACILITY AND STATUS OF THE
               PROJECT................................................................  22

               Section 5.1.    Damage, Destruction and Condemnation...................  22
               Section 5.2.    No Warranty of Condition or Suitability................  24
               Section 5.3.    Depreciation...........................................  25
               Section 5.4.    Assignment and Sublease................................  25
               Section 5.5.    Maintain Existence.....................................  27

ARTICLE VI     MISCELLANEOUS COVENANTS................................................  27

               Section 6.1.    Payment of Bondholder's Compensation and Expenses......  27
               Section 6.2.    Financial Statements...................................  27
               Section 6.3.    Certificate of Compliance..............................  27
               Section 6.4.    Furnishing of Information..............................  28
               Section 6.5.    Right to Cure Agency Defaults..........................  28
               Section 6.6.    Retention of Title to the Facility; Grant of Easement;
                               or Other Interest......................................  28
               Section 6.7.    Discharge of Liens.....................................  29
               Section 6.8.    Further Assurances.....................................  30
               Section 6.9.    Recording and Filing...................................  31
               Section 6.10.   Notice of Default Under Sublease.......................  31
               Section 6.11.   Equal Employment Opportunities.........................  32

ARTICLE VII    EVENTS OF DEFAULT AND REMEDIES........................................    32

               Section 7.1.    Events of Default.....................................    32
               Section 7.2.    Remedies on Default...................................    34
               Section 7.3.    Waivers...............................................    36
               Section 7.4.    Effect on Discontinuance of Proceedings...............    37
               Section 7.5.    Agreement to Pay Attorneys' Fees and Expenses.........    37

ARTICLE VIII   REDEMPTION OF BOND; OBLIGATION TO PURCHASE UPON TERMINATION OF LEASE..    37

               Section 8.1.    Redemption of the Bond in Whole.......................    37
               Section 8.2.    Payments Required for Redemption in Whole.............    37
               Section 8.3.    Obligation to Purchase the Facility...................    38
               Section 8.4.    Conveyance on Purchase................................    38
               Section 8.5.    Amounts Remaining on Deposit with the Bondholder upon
                               Payment of the Bond...................................    39

ARTICLE IX     MISCELLANEOUS.........................................................    39

               Section 9.1.    Force Majeure.........................................    39
               Section 9.2.    Notices...............................................    40
               Section 9.3.    Binding Effect........................................    41
               Section 9.4.    Severability..........................................    41
               Section 9.5.    Amendments............................................    41
               Section 9.6.    Execution of Counterparts.............................    41
               Section 9.7.    Net Lease.............................................    41
               Section 9.8.    Applicable Law........................................    41
               Section 9.9.    Waiver of Trial by Jury...............................    41
               Section 9.10.   Priority of Rights of Bondholder......................    42

            APPENDIX A         Definitions...........................................   A-1
            APPENDIX B         Description of Facility Equipment.....................   B-1
            APPENDIX C         Description of Facility Realty........................   C-1
            APPENDIX D         Description of Project................................   D-1

                                LEASE AGREEMENT
                                ---------------

          THIS LEASE AGREEMENT dated as of December 1, 1994, by and between the ERIE COUNTY INDUSTRIAL DEVELOPMENT AGENCY (the "Agency") and MIDWAY-CTS BUFFALO, LTD. (the "Lessee") for the lease by the Agency of certain property to the Lessee. The Agency and the Lessee each accepts or agrees to the following statements or terms.

                                   ARTICLE I

                            INTRODUCTORY STATEMENTS
                            -----------------------

          Section 1.1.   Lease Agreement Terms Defined. Unless the context
                         -----------------------------
otherwise indicates, terms used in this Lease Agreement shall have the meanings set forth in Appendix A attached hereto.

          Section 1.2.   Construction of Words. In this Lease Agreement, unless
                         ---------------------
the context requires otherwise:

          (1) Words of the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice versa.

          (2) Headings of articles and sections and the table of contents are solely for convenience of reference and do not constitute a part of this Lease Agreement or affect its meaning or effect.

          (3) Wherever under this Lease Agreement any document, notice or other communication is to be delivered to the Agency and some other Person, the provision shall be construed as requiring a separate delivery, notice or communication to the Agency in its own behalf.

          (4) Words not otherwise defined herein shall have the meanings commonly ascribed to them unless the context otherwise requires.

          Section 1.3.   Nature and Functions of the Agency. The Agency is a
                         ----------------------------------
corporate governmental agency, constituting a public benefit Corporation of the State of New York. The Agency represents that it has been properly organized and exists as such. It has a principal place of business at 424 Main Street, Buffalo, New York. It has been authorized by New York laws (defined in the Lease Agreement as the "Act") to promote, attract, encourage and develop economically sound commerce and industry for the purpose of preventing unemployment and economic deterioration. The Agency may acquire, construct, reconstruct, lease, improve, maintain, equip or furnish and dispose of real property interests and industrial and commercial facilities. The Agency may exercise appropriate financing powers, including the issuance of bonds or other obligations and the securing of such obligations by the granting of mortgages and indentures of mortgage.

          Section 1.4.   Economic Development Purpose.  The Lessee represents
                         ----------------------------
that the Project from which this Lease Agreement arises is within the definition of a "project" under the Act. The Project is necessary to provide employment in the County to benefit the economy of the County. To that end, following negotiations, the Agency, by the Inducement Resolution, has induced the Lessee to commence the Project for the purpose of providing employment within the County. The Lessee represents that it has been so induced. The Lessee also represents that the Agency's financing of part of the costs of the Project and this Lease Agreement and any Sublease are reasonably necessary to provide that inducement; and the Agency has so determined, based on that and other representations and warranties of the Lessee and any other statements of, or information provided by, the Lessee.

          Section 1.5.   Agency Resolutions Authorizing this Lease Agreement.
                         ---------------------------------------------------
The Agency represents that it has the necessary corporate authority and has, by proper and authorized resolutions, acknowledged its inducement to the Lessee to participate in the Project, and authorized the Project, the granting of this Lease Agreement, and the issuance and sale of its Industrial Development Revenue Bond to finance the Project.

          Section 1.6.   No Industry Relocation or Abandonment.  The Lessee
                         -------------------------------------
represents that the completion of the Project will not result in the removal of a facility or plant of the Lessee, the Sublessee or of any other occupant of the Project from one area of the State to another area of the State or in the abandonment of one or more plants or facilities of the Lessee, the Sublessee or other occupant of the Project located within the State, in violation of the Act.

          Section 1.7.   Agency Bond Financing.  In order to provide funds for
                         ---------------------
the Project, the Agency will issue and sell its Industrial Development Revenue Bond (1994 Midway-CTS Buffalo Project), in the total principal amount of $2,600,000.00. This will be done under the Mortgage Agreement and the Building Loan Contract. The Agency represents that the Bond will mature, bear interest, be redeemable, and be subject to other provisions set forth in the Bond.

          Section 1.8.   Limitation on Liability of the Agency, the State and
                         ----------------------------------------------------
the County.
----------

          (1) The liability of the Agency to the Lessee under this Lease Agreement and to the Bondholder shall be enforceable only out of, and limited to, the Agency's interest under this Lease Agreement and the security interest created by the Mortgage Agreement. There shall be no other recourse against the Agency, its members, directors, officers, agents, servants and employees and persons under the Agency's control or supervision, past, present or future, or against any of the property now or hereafter owned by it or them.

          (2) All obligations of the Agency under this Lease Agreement shall be deemed to be the obligations of the Agency, and not of any member, director, officer, servant, employee or agent of the Agency or person under the Agency's control or supervision, past, present or future, in his individual capacity. No recourse shall be had against any such persons, or against any natural person executing the Bond, for any claim against the Agency arising under this Lease Agreement or any Sublease, including, without limitation, any claim for the payment of the principal of, redemption premium, if any, or interest on the Bond.

          (3) Any obligation the Agency may incur for the payment of money in the performance of this Lease Agreement shall not create a debt of the State or of the County, and neither the State nor the County shall be liable on any obligation so incurred. Any such obligation shall be payable solely out of any rents or other proceeds or funds derived from this Lease Agreement.

          Section 1.9.   Representations and Warranties of the Lessee.  The
                         --------------------------------------------
Lessee makes the following representations and warranties, among others made elsewhere in this Lease Agreement.

          (1) The Lessee (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, (b) has the power and authority to own its property and assets and to carry out its present business, and (c) by all requisite action, execute and perform this Lease Agreement.

          (2) The Lessee is not in violation of any provision of its certificate of incorporation, bylaws, or any other agreement governing its affairs.

          (3) The Lessee is qualified to do business in every jurisdiction in which such qualification is necessary.

          (4) The Sublessee is a corporation duly organized, validly existing and in good standing under the laws of the State.

          (5) The Sublessee is not in violation of any provision of its certificate of incorporation or by-laws.

          (6) The Sublessee is authorized to (a) own its assets, (b) carry on the business now being conducted by it, and (c) by all requisite corporate and shareholder action, execute and perform the Sublease Agreement.

          (7) The Sublessee is qualified to do business in every jurisdiction in which such qualification is necessary.

          (8) This Lease Agreement and the design, acquisition, construction, equipping and operation of the Facility will not (a) violate (i) any law, government regulation or order or court order, (ii) the Lessee's certificate of incorporation, its bylaws or any other agreement governing its affairs or (iii) any agreement binding the Lessee or its property; or (b) result in the imposition of any charge or encumbrance other than Permitted Encumbrances.

          (9) This Lease Agreement constitutes the legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors rights generally.

          (10) There is no proceeding or investigation before or by any federal, state or local court or body pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee or the Sublessee; nor to the knowledge of the Lessee is there any basis for such proceeding or investigation from which an unfavorable decision, ruling or finding would, in any way, adversely affect this Lease Agreement, the transactions contemplated by this Lease Agreement or any other agreement entered into in connection with the Project, or the financial condition of the Lessee or the Sublessee.

          (11) No expense for supervision by an officer, director or employee of the Lessee or the Sublessee and no expense for work done by any such officer, director or employee in connection with the Project is or will be paid from the Net Proceeds of the sale of the Bond, except to the extent any such officer, director or employee was specially employed or designated by the Lessee for such particular purpose, the expenses do not exceed the actual cost thereof and are treated on the books of the Lessee or the Sublessee as a capital expenditure in conformity with generally accepted accounting principles applied on a consistent basis.

          (12) The total cost of the Project being funded with the Bond is at least equal to the principal amount of the Bond, which represents only a portion of the total cost to the Lessee. The Lessee will pay or cause to be paid all costs of the Project not paid from the proceeds of the sale of the Bond, as provided in Section 2.7 of this Lease Agreement. Any costs incurred with respect to that part of the Project paid from the proceeds of the sale of the Bond shall be treated on the books of the Lessee as capital expenditures in conformity with generally accepted accounting principles applied on a consistent basis. No part of the proceeds of the Bond will be used to finance inventory or for working capital.

          (13) The property included in the Facility is either property of the character subject to the allowance for depreciation under applicable tax laws or land.

          (14) Work of the Project has been commenced by the Lessee on behalf of the Agency in accordance with the Inducement Resolution.

          (15) To the best of Lessee's knowledge, the activities of the Lessee, and the activities of any past and present owner or operator of the Facility, have not resulted and will not result in any (a) release or threatened release of Hazardous Substances on, from, or under the Facility other than in accordance with applicable law, (b) use, generation, storage, disposal or discharge of Hazardous Substances on or from the Facility other than in accordance with applicable law, (c) transportation of any Hazardous Substances to or from the Facility other than in accordance with applicable law, or (d) violation of any federal, state or local laws, ordinances, or regulations relating to Hazardous Substances.

          Section 1.10.  Inducement to Bondholder.  Since one of the purposes of
                         ------------------------
this Lease Agreement is to induce the Bondholder to purchase the Bond, all representations and obligations of the Agency and the Lessee are declared to be for the benefit of the Bondholder.

          Section 1.11.  Agency Litigation. The Agency represents that (a) there
                         -----------------
is
no litigation or governmental proceeding pending or, to the knowledge of the Agency, threatened, to restrain or enjoin the entry into this Lease Agreement, the PILOT Agreement, the Bond or the Mortgage Agreement, or in any manner questioning the proceedings or authority under which this Lease Agreement is authorized; (b) the corporate existence of the Agency is not being contested; and (c) the right of the Agency to acquire and hold or to grant security interests in or mortgage liens on the Facility is not being contested.

          Section 1.12.  Prohibition Against Retail Sales.  The Lessee
                         --------------------------------
represents, warrants and covenants that no portion of the Facility will be utilized for the making of retail sales to customers who personally visit the Facility. For purposes of this Section 1.12, retail sales shall mean: (i) sales by a registered vendor under Article 28 of the Tax Law of the State of New York primarily engaged in the retail sale of tangible personal property, as defined in Section 1101(b)(4)(i) of the Tax Law of the State of New York; or (ii) sales of a service to such customers.

                                  ARTICLE II

                   ISSUANCE OF BOND: CONVEYANCE OF PROPERTY:
                   ----------------------------------------
                   PROJECT COSTS, PERFORMANCE AND COMPLETION
                   -----------------------------------------

          Section 2.1.   Issuance of Bond: Use of Proceeds.  The Agency shall
                         ---------------------------------
deliver the Bond as authorized by the Bond Resolution and pursuant to the Mortgage Agreement. The proceeds of sale of the Bond shall be disbursed by the Bondholder and applied to the payment of the Project Costs in accordance with the provisions of this Lease Agreement, the Mortgage Agreement and the Building Loan Contract.

          Section 2.2.   Conveyance of Property to the Agency.
                         ------------------------------------

          (1) The Lessee shall convey or cause to be conveyed to the Agency good and marketable title to the Facility. To evidence the conveyance, the Lessee shall execute and deliver or cause to be executed and delivered to the Agency one or more deeds and, as appropriate, one or more bills of sale or other instruments.

          (2) Title to every item of property thereafter acquired by the Lessee and intended to be made part of the Facility in connection with the Project shall vest in the Agency immediately upon delivery to the Lessee, or installation, or incorporation into the Facility Realty, or payment for the item, whichever shall occur first. The Lessee shall execute, deliver and record or file all instruments necessary to so vest title in the Agency.

          (3) Each conveyance made under this Section shall be free of all claims and encumbrances other than Permitted Encumbrances, and the Lessee shall take all action necessary to protect such title against claims of any third Persons. The Lessee shall also cause each such item to be subjected to the lien and security interest of the Bondholder.

          Section 2.3    Title Insurance.
                         ---------------

          (1) Prior to the delivery of the Bond to the original purchaser or purchasers, the Lessee will obtain from the Title Company (a) fee title insurance in an amount not less than $2,600,000.00 insuring the Agency's title to the Facility Realty against loss as a result of defects in the title of the Agency; (b) mortgagee title insurance in form and substance satisfactory to the Bondholder and in an amount not less than $2,600,000.00 insuring the Bondholder's interest under the Mortgage Agreement as holder of a mortgage lien on the Facility Realty, in each case subject only to Permitted Encumbrances; and
(c) a current survey of the site of the Facility Realty certified to the Agency, and the Bondholder and the Title Company.

          (2) Any proceeds of the fee title insurance shall be deposited with the Bondholder. If requested by the Agency within thirty (30) days from the date the proceeds shall have been so deposited, the proceeds shall be applied to remedy the defect in title. If such request is not made, the proceeds shall be applied as provided in the Mortgage Agreement.

          (3) Any proceeds of the mortgagee title insurance against loss as a result of defects affecting the Bondholder's interest as holder of a mortgage lien on the Facility Realty shall be paid to the Bondholder and shall be applied as provided in the Mortgage Agreement.

          Section 2.4.   Identification of Facility Equipment.  All Facility
                         ------------------------------------
Equipment is identified in the Description of Facility Equipment in Appendix B attached hereto.

          Section 2.5    Responsibilities for Project Performance.
                         ----------------------------------------

          (1) The Agency appoints the Lessee its agent for the sole purpose of carrying out the Project in the name of the Agency, and the Lessee shall serve in that capacity, and as such agent:

               (a) The Lessee may make, or arrange for making, all purchases of materials and equipment necessary for completion of the Project.

               (b) The Lessee shall replace or arrange for the replacement of any and all tangible personal property that becomes obsolete.

               (c) The Lessee shall make or be responsible for making all necessary repairs to the Project.

          (2) The Lessee shall be responsible for design and completion of the Project and shall appoint the Facility Supervisor to supervise and complete the Project.

          (3) The design and quality of the Project, as described in the Plans and Specifications shall not be changed without the written consent of the Agency and the Bondholder.

          (4) The Lessee shall comply with all manufacturer's instructions and warranty requirements relating to the Facility and shall secure all warranties for the benefit of the Agency and the Bondholder.

          (5) The Lessee, upon notifying the Agency, shall take such action as may be necessary to ensure that the contractors and suppliers for the Project fulfill their obligations related to the Project. The Lessee may take such action in the name of the Agency if the Agency so consents in writing. The costs of such action shall be Project Costs; any recoveries shall be deposited with the Bondholder.

          (6) All necessary permits and approvals for the Project or for Facility operation shall be obtained by the Lessee at its own expense.

          Section 2.6.   Payment and Disbursement of Project Costs.  The Project
                         -----------------------------------------
Costs shall be paid as provided in the Mortgage Agreement and the Building Loan Contract or as otherwise provided in this Lease Agreement.

          Section 2.7.   Expenses Chargeable to the Lessee.  The Lessee shall
                         ---------------------------------
pay all expenses or other costs incurred in connection with the Project including, but not limited to:

          (1) All charges incurred in connection with the preparation, delivery, filing, recording (if required) or effectuation of any instruments of conveyance or transfer required by this Lease Agreement or by the Mortgage Agreement;

          (2) Any closing costs or costs relating to issuance of the Bond other than those in Paragraph (1) above;

          (3) All lawful claims which might or could if unpaid become a lien or charge on the Facility,

          (4) All pre-closing and post-closing taxes, assessments or other governmental or utility charges or impositions relating to the Facility;

          (5)  The Agency's administrative fee;

          (6) Any reasonable legal fees or expenses incurred by the Agency or the Bondholder in connection with the foregoing items of cost; and

          (7) Any other costs incurred by the Agency in constructing or otherwise carrying out the Project.

          Section 2.8.   Completion of the Project: Status.
                         ---------------------------------

          (1) The Lessee shall complete the Project on or before the Project Completion Date.

          (2) If requested by the Agency or the Bondholder, or as provided in the Mortgage Agreement, the Lessee or the Sublessee shall prepare and submit to either or both a certificate or certificates containing such information relating to the status of completion of the Project as shall be sought in such request.

          Section 2.9.   Limitation on Sales Tax Exemption.
                         ---------------------------------

          (1) Any exemption from Sales Taxes resulting from or occasioned by Agency involvement with the Project shall be limited to purchases of Exempt Property by or for the Lessee as agent for the Agency, it being the intent of the parties that no operating expenses of the Lessee and no purchases of equipment or other personal property (other than Exempt Property) shall be subject to an exemption from Sales Taxes because of Agency involvement with the Project. Nothing herein shall be construed as a representation by the Agency that any property included within the definition of Exempt Property is, in fact, exempt from Sales Taxes.

          (2) The Lessee shall annually file, and shall cause any operator of the Project to annually file, a statement with the New York State Department of Taxation and Finance, on a form and in a manner as is prescribed by the Commissioner of the New York State Department of Taxation and Finance, of the value of all sales and use tax exemptions claimed by the Lessee or agents of the I emcee or any operators of the Project, including, but not limited to, consultants or subcontractors of such agents or Project operators, under the authority granted pursuant to this Lease Agreement. Should the Lessee fail to comply with the foregoing requirement, the Lessee shall immediately cease to be the agent for the Agency in connection the Project (such Agency relationship being deemed to be immediately revoked) and shall cease to be an operator of the Project without any further action of the parties, and the Agency shall be authorized to immediately reconvey the Facility to the Lessee pursuant to
Section 7.2(6) of this Lease Agreement.

                                  ARTICLE III

                    LEASE OF FACILITY AND RENTAL PROVISIONS
                    ---------------------------------------

          Section 3.1.   Lease of the Facility. Duration.
                         --------------------------------

          (1) The Agency hereby leases the Facility to the Lessee, and the Lessee hereby accepts the lease, subject to the terms and conditions of this Lease Agreement.

          (2) The term of the lease shall commence on the date of execution and delivery of this Lease Agreement and expire on the Lease Expiration Date.

          Section 3.2.   Occupation and Use of the Facility.
                         -----------------------------------

          (1) During the term of this Lease Agreement, the Lessee shall be entitled to physical possession and control of the Facility, and shall be liable at all times for all risk, loss and damage with respect to the Facility.

          (2) The Lessee shall continue to operate the Facility, or cause it to be operated, at all times during the term of this Lease Agreement after completion of the Facility, except, as appropriate and for such period as may be necessary, in the case of an event described in Section 5.1. Such operation shall be solely for the purpose described on Appendix D and in accordance with the provisions of the Act. If the Lessee ceases to operate the Facility for the purposes described herein for any reason other than an event described in Section 5.1, the Lessee shall, commencing with the tax fiscal year next following such cessation of or change in operations, make payments in lieu of taxes on the Facility to all applicable taxing authorities in such amounts as would be payable as Real Estate Taxes levied on the Facility if the Facility were owned by the Lessee. Such payments shall be in addition to any other rights or remedies of the Agency under this Lease Agreement. For the purpose of this Lease Agreement, the Lessee shall be deemed to have ceased to operate the Facility for the purposes described herein if it (a) materially alters the use of the Facility, in the Agency's judgment, except as permitted hereunder, (b) closes the Facility other than for routine maintenance, observance of national holidays or regularly scheduled seasonal closings, or by reason of an event described in Section 9.1 of this Lease Agreement, or (c) reduces the operations of the Facility to such an extent that, in the Agency's judgment, the economic benefit to be derived from the Project in accordance with Section 1.4 of this Lease Agreement has been substantially impaired. Any of the foregoing notwithstanding, the Lessee may use the Facility for some purpose other than that described on Appendix D with the prior written consent of the Agency and the Bondholder, which consent may be withheld in the Agency's or the Bondholder's absolute discretion, and provided further that such proposed use constitutes a qualified "project" in accordance with Agency policy and as defined under the Act.

          (3) In using the Facility or causing it to be used, the Lessee shall, at its own expense, ensure compliance with all applicable laws, ordinances, regulations, orders, permits or judicial decisions, whether foreseen or unforeseen, ordinary or extraordinary. Notwithstanding the foregoing, the Lessee may in good faith contest the validity or applicability of any such requirement. In that event, the Lessee may fail to comply with the contested requirement during the period of contest and any appeal, unless the Agency or the Bondholder shall notify the Lessee that by failure to comply with the requirement the Facility may be subject to loss or forfeiture, in which event the Lessee shall promptly take action satisfactory to the Agency or the Bondholder. The Lessee shall not use the Facility or permit it to be used in such a way as to constitute a nuisance or violate the terms of any insurance policy relating to the Facility.

          (4)  The Agency shall not take any action, other than pursuant to
Article VII, to interfere with the quiet and peaceable possession of the Facility during the term of this Lease Agreement.

          (5) The Agency and Bondholder shall have such rights to enter and inspect the Facility, at all reasonable times, as either shall deem necessary to exercise its or their rights under this Lease Agreement and the Mortgage Agreement.

          Section 3.3. Rental Provisions.
                       -----------------

          (1) The Lessee shall pay or cause to be paid rents directly to the Bondholder, as follows: The rents shall be paid, in immediately available funds, in amounts necessary to meet (a) all obligations under this Lease Agreement, the Bond, the Building Loan Contract and the Mortgage Agreement for payment of installments of principal or Redemption Price, and interest, and (b) the Lessee's obligations to pay all other fees or expenses under this Lease Agreement, the Bond and the Mortgage Agreement, which fees and expenses shall be deemed to constitute rents. Each payment shall be made on the due date for the installment or other obligation or within any applicable grace period as provided in the Mortgage Agreement. The required payments and their disposition shall be in accordance with applicable provisions of the Bond and Mortgage Agreement. Such rental payments shall be made until the principal and interest on the Bond and other such obligations shall have been fully paid.

          (2) The Lessee may prepay rents at such times and on the terms and conditions provided in the Bond.

          Section 3.4. Obligations of Lessee Unconditional.  The obligations of
                       -----------------------------------
the Lessee under this Lease Agreement to make rental or any other payments, or to maintain the Facility in accordance with Section 4.1 of this Lease Agreement, shall be absolute and unconditional. The Lessee shall meet such obligations, irrespective of any defense or any rights of setoff, recoupment, suspension, reduction or counterclaim by reason of any default of the Lessee, the Agency or the Bondholder under this Lease Agreement, the Mortgage Agreement or any other agreement, or for any other reason. The defenses or other rights referred to here shall include, without limitation, those arising out of any of the following circumstances: a default, act or omission of any contractor engaged for the Project or any supplier or manufacturer of Facility Equipment or fixtures constituting part of the Facility Realty; an act constituting an eviction or constructive eviction; failure of title; failure of consideration; commercial frustration of purpose; any change in law, a failure to complete the Project; and any destruction or condemnation of, or damage to or impairment of the use of, the entire or any part of the Facility. The Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate, cancel or surrender this Lease Agreement or any obligation of the Lessee under this Lease Agreement or the Facility or any part thereof except as provided in this Lease Agreement or to any abatement, suspension, deferment, diminution or reduction in the rentals or other payments hereunder.

          Section 3.5. Assignment of Agency Rights.  Pursuant to the Mortgage
                       ---------------------------
Agreement, the Agency will grant a lien on and security interest in the Facility and pledge and assign to the Bondholder as security for the Bond all the Agency's right, title and interest (except for the Agency's Reserved Rights) in this Lease Agreement and in any Sublease, including all rental and other payments. This Lease Agreement shall be subject and subordinate to the Mortgage Agreement and to such lien, security interest, pledge and assignment. The Lessee hereby consents to such lien, security interest, pledge and assignment.

          Section 3.6. Grant of Security Interest to the Agency.  The Lessee
                       ----------------------------------------
hereby grants to the Agency a present security interest in and to all the fixtures constituting part of the Facility Realty, and in any Sublease and substitutions, replacements and proceeds from the sale thereof, to secure the Lessee's performance and payment of all its obligations and covenants in this Lease Agreement. In the event that the Lessee breaches its covenants contained in Section 4.1(4) of this Lease Agreement with respect to the removal of any part of the Facility, then the Agency's security interest in the removed property shall continue until such Section 4.1(4) shall have been complied with, anything to the contrary contained herein notwithstanding. The Lessee shall execute and deliver to the Agency and the Bondholder a financing statement or statements (including fixture filings if appropriate) in accordance with the Uniform Commercial Code in form and substance satisfactory to the Agency and to the Bondholder as the assignee of the Agency's security interest herein and under the Mortgage Agreement.

          Section 3.7. Assignment of Sublease.
                       ----------------------

          (1) The Lessee hereby assigns to the Agency all the Lessee's right, title and interest in and to any Sublease, including all sublease rentals, revenues and receipts therefrom, and the right to enforce all of the Lessee's rights and remedies thereunder. The Lessee hereby empowers the Agency and the Bondholder, and their respective agents or attorneys, to collect, sue for, settle, compromise and give acquittances for all of the rents that may become due under any Sublease (to the extent set forth in this Lease Agreement and the Mortgage Agreement) and avail themselves of and pursue all remedies for the enforcement of any Sublease and the Lessee's rights in and under any Sublease as the Lessee might have pursued but for this assignment. Notwithstanding anything herein to the contrary, the Agency and the Bondholder agree not to exercise any of the rights granted pursuant to this paragraph so long as no Event of Default (as defined in this Lease Agreement and any other Security Document) shall have occurred under this Lease Agreement or any other Security Document.

          (2) The Lessee shall not terminate or amend any Sublease or any of its terms, or grant any concessions in connection therewith, either orally or in writing, or accept a surrender thereof, without the prior written consent of the Agency and the Bondholder. The Lessee shall furnish or cause to be furnished to the Agency and the Bondholder a copy of any such termination, amendment or concessions of any Sublease in substantially final form prior to the execution thereof. Any attempted termination or amendment of any Sublease without such written consent shall be null and void.

          (3) In the exercise of the powers granted by this Section, no liability shall be asserted or enforced against the Agency or the Bondholder, all such liability being hereby expressly waived and released by the Lessee. Neither the Agency nor the Bondholder shall be obligated to perform or discharge any obligation, duty or liability under any Sublease, or under or by reason of this assignment, and the Lessee shall and does hereby agree to indemnify the Agency and the Bondholder for and to hold them harmless of and from any and all liability, loss or damage which either may or might incur under any Sublease or under or by reason of this assignment and of and from any and all claims and demands whatsoever which may be asserted against either or both by reason of any alleged obligations or undertakings on their part to perform or discharge any of the terms, covenants or agreements contained in any Sublease. Should the Agency or the Bondholder incur any such liability, loss or damage under any Sublease or by reason of this assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby, and the Lessee shall reimburse the Agency and the Bondholder therefor immediately upon demand. This assignment shall include any extensions and renewals of any Sublease and reference herein to any Sublease shall be construed as including any such extensions and renewals.

                                  ARTICLE IV

                        MAINTENANCE, TAXES AND CHARGES,
                        ------------------------------
                            INSURANCE AND INDEMNITY
                            -----------------------

          Section 4.1. Maintenance, Alterations, Improvements.
                       --------------------------------------

          (1) The Lessee shall maintain the Facility in good and safe operating condition, ordinary wear and tear excepted. The Lessee shall make all repairs and replacements to the Facility necessary for that purpose, and to protect the security for the Bond. The Agency shall be under no obligation to replace, service, test, adjust, erect, maintain or effect replacements, renewals or repairs of the Facility, to effect the replacement of any inadequate, obsolete, worn-out or unsuitable parts of the Facility, or to furnish any utilities or services for the Facility or Project, and the Lessee hereby agrees to assume full responsibility therefor.

          (2) After Project Completion, the Lessee shall make no structural additions, modifications and improvements to the Facility without the prior written consent of the Agency, which may be conditioned upon, among other things, an increase in any administrative fee charged by the Agency in connection with the Project and an increase in payments to be made under the PILOT Agreement in an amount equal to the Real Estate Taxes which would be payable by the Lessee on account of such additions, modifications and improvements if the Facility were owned by the Lessee. Any of the foregoing notwithstanding, no consent shall be required under this paragraph (2) for the repair, replacement, rebuilding or restoration of the Facility after damage, destruction or condemnation pursuant to Section 5.1 of this Lease Agreement (except as required thereunder or pursuant to any other Security Document ) or in connection with minor modifications or alterations to the Facility which do not affect the value of the Facility, except as may be required under any other Security Document. Any additions, modifications, improvements or alterations performed by Lessee in accordance with this paragraph (2) shall be made at the sole expense of the Lessee, shall become a part of the Facility and shall be subject to Paragraph (4) of this Section. Further, the provisions of Section 2.5(7) of this Lease Agreement shall apply to any additions, modifications or improvements to the Facility, made in accordance with this paragraph (2) or otherwise.

          (3) Subject to Paragraph (4) of this section, the Lessee may (a) install, at the site of the Project, equipment or other personal property in addition to the Facility Equipment, without conveying title to the Agency, and
(b) thereafter remove such equipment or property, without the consent of the Agency or the Bondholder; provided, however, that the Lessee shall pay for the cost of the repair of any damage to the Facility as the result of such removal. After Project Completion, no equipment shall be added to Appendix B (Description of Facility Equipment). If the Agency shall consent to any addition of equipment to Appendix B. such consent may be conditioned upon, among other things, an increase in any administrative fee charged by the Agency in connection with the Project.

          (4) Except as otherwise provided in this Paragraph (4), any action taken by the Lessee under this section shall be subject to the following:

               (a) With the exception of the removal of the additional property mentioned in Paragraph (3) of this section, the Lessee may not remove any part of the Facility without the prior written consent of the Agency and the Bondholder, and subject to the furnishing of such security as the Agency and Bondholder may reasonably require in order to protect their interests.

               (b) The Lessee shall not take any action or fail to take any action which would cause the Project not to constitute a qualified "project" under the Act.

               (c) The Lessee shall not take any action which would impair the usefulness, structural integrity or operating efficiency of the Facility.

               (d) The Lessee shall not permit the creation of any Lien on the Facility other than Permitted Encumbrances.

          (5) The Lessee shall operate the Facility in compliance with local zoning and planning regulations.

          Section 4.2. Taxes. Assessments and Charges.
                       -------------------------------

          (1) The Lessee shall pay, as they may respectively become due: (a) all taxes, special assessments and governmental charges of any kind which may at any time be lawfully assessed or levied against or with respect to the Facility or rentals of the Facility, including, without limitation, any sales or use taxes imposed with respect to the Project or any part thereof, or the rental of the Facility, and any taxes levied upon or with respect to the income or revenues of the Agency from the Project; (b) all utility and other charges incurred or imposed with respect to the Project or any aspect thereof; and (c) all assessments and charges of any kind lawfully imposed lay any governmental body.

          (2) After giving written notice to the Agency and the Bondholder, the Lessee may in good faith contest any such taxes, assessments and other charges or any denial of an exemption from Real Estate Taxes (as provided for in Paragraph (3) below), so long as (a) the overall operating efficiency of the Project is not impaired; (b) neither the Facility nor any part of or interest in it would be in any danger of being sold, forfeited or lost; (c) neither the Lessee, the Agency nor the Bondholder would be in any danger of any civil or criminal liability, other than normal accrual of interest, for failure to pay such taxes, assessments or charges; and
(d) the lien of the Mortgage Agreement is not impaired in any way. In the event of any such contest, the Lessee may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom.

          (3) The foregoing notwithstanding, subject to the completion and filing of the Application for Tax Exemption by the Taxable Status Date and the approval of the Application for Tax Exemption by the Assessor, the Project shall be exempt from Real Estate Taxes commencing with the 1995-96 tax fiscal year of the City. The Lessee shall provide the Agency with all information required to complete the Application for Tax Exemption and shall provide such additional information and take such actions as are required by the Assessor in order to process and approve the Application for Tax Exemption. Upon the granting of the exemption, the Lessee shall make payments in lieu of real property taxes in accordance with the PILOT Agreement. In the event the Application for Tax Exemption is denied for any reason, the Lessee shall pay all Real Estate Taxes levied upon the Project as they become due. The Lessee waives any claim or cause of action against the Agency, and releases the Agency from any liability to the Lessee, arising from the denial of an exemption from Real Estate Taxes except to the extent that such denial results solely from the failure of the Agency to file the Application for Tax Exemption with the Assessor by the Taxable Status Date.

          Section 4.3. Insurance.
                       ---------

          (1) At all times throughout the term of this Lease Agreement, the Lessee shall maintain and comply with the terms of insurance, with insurers licensed to do business in the State and acceptable to the Agency and the Bondholder and generally recognized as being responsible, against such risks, loss, damage and liability and for such amounts as are customarily insured against by other enterprises of lilts size and type as that of the Lessee or any Sublessee, including, without limitation:

               (a) Extended coverage casualty insurance, with endorsements containing New York standard mortgagee and loss payee clauses, in an amount not less than the greater of (i) 80% of the actual replacement cost of the Facility, or (ii) the principal amount of the Bond. The actual replacement cost shall be determined by a qualified insurance appraiser selected by the Lessee and approved by the Agency and the Bondholder, at the Lessee's expense.

               (b) During any period of construction or reconstruction of the Facility, such casualty coverage shall be in the form of a Builders' All Risk Insurance policy written on "100% builders' risk completed value, non-reporting form" including coverage for "completion and/or premises occupancy," and property damage insurance. Such insurance shall include coverage for removal of debris, insuring the Facility against loss or damage by fire, lightning, vandalism, malicious mischief and other casualties, with extended coverage endorsements covering perils of windstorm, hail, explosion, aircraft, vehicles and smoke. Such insurance shall be in an amount sufficient to prevent the Lessee, the Agency or the Bondholder from becoming a co-insurer of any loss under the insurance policies, but in any event in amounts equal to not less than the greater of (i) the actual replacement cost of the Facility as determined by a qualified insurance appraiser selected by the Lessee and approved by the Agency and the Bondholder, at the Lessee's expense; and (ii) the principal amount of the Bond.

               (c) To the extent not covered by the public liability insurance referred to in subparagraph (1)(d) of this Section, Owners and Contractors Protective Liability Insurance for the benefit of the Lessee, the Agency and the Bondholder in a minimum amount of S5,000,000.00 aggregate coverage for personal injury and property damage.

               (d) Public liability insurance protecting the Lessee, the Agency and the Bondholder against losses from liabilities imposed by law or assumed in any written contract (including the contractual liability assumed by the Lessee under Section 4.4) and arising from injury or death of a person or persons or damage to the property of others, naming the Agency and the Bondholder as additional insured parties. Such insurance shall be in a minimum amount of $5,000,000.00 aggregate coverage, and may be effected under overall blanket or excess coverage policies of the Lessee; provided, however, that at least $1,000,000.00 is effected by a comprehensive liability insurance policy. Such policies shall not contain any provisions for a deductible amount.

               (e) Boiler and machine property damage insurance in respect of any steam and pressure boilers and similar apparatus located on the Facility Realty from risks normally insured against under boiler and machinery policies and in amounts and with deductibles customarily obtained for similar business enterprises and in each case approved by the Agency and the Bondholder.

               (f) Workers' compensation insurance and other employee benefits insurance which the Lessee or the Agency is required by law to provide.

               (g) Flood insurance, if the Facility is located in an area identified as a flood hazard area by the Federal Emergency Management Agency, naming the Agency and the Bondholder as additional insured parties. If the Facility is not located in such an area, the Lessee shall deliver to the Bondholder on the date hereof a letter from the appropriate municipalities so certifying.

               (h)  Business interruption insurance or loss of rental insurance.

                    (i) Such other or additional insurance in such amounts and against such other insurable hazards as the Agency or the Bondholder from time to time may require.

          (2) All policies evidencing the insurance required by this section shall provide that:

               (a) the Lessee, the Sublessee, the Agency and the Bondholder be designated as insureds or additional insureds as their respective interests may appear, except with respect to workers' compensation insurance and business interruption/loss of rental insurance;

               (b) all insurance proceeds with respect to loss or damage to the Facility be made payable to the Bondholder,

               (c) at least thirty (30) days' written notice be given to the Lessee, the Agency and the Bondholder of the proposed nonrenewal, cancellation, lapse, reduction of benefits or material change in coverage thereof;

               (d) in relation to the respective interests of the Agency and the Bondholder, the insurance shall not be invalidated by any action or inaction of the Lessee, the Sublessee or any other Person;

               (e) the insurance shall be primary insurance without any right of contribution from any other insurance carried by the Agency or the Bondholder;

               (f) the insurer waives any right of subrogation against any Person insured under such policy, and waives any right to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Person insured under the policy, and

               (g) contain such other provisions, including amounts of insurance coverage, as any owner or operator, in the prudent management of similar facilities, would require in its insurance policies, or as may be reasonably requested by the Agency or the Bondholder.

          (3) At the time of execution and delivery of this Lease Agreement, the Lessee shall deliver to the Agency and the Bondholder duplicate originals of insurance certificates containing evidence of compliance with the requirements of this section. For the same purpose, if requested by the Agency or the Bondholder, the Lessee shall deliver to the Agency or Bondholder duplicates of the insurance policies at the time of such execution and delivery or within such different times as may be requested. Prior to the expiration of any policy of insurance required by this section, the Lessee shall furnish to the Agency and the Bondholder evidence that the policy has been renewed or replaced or is no longer required by this Lease Agreement, and shall deliver to the Agency or the Bondholder duplicates of such renewal or replacement policies as either may request.

          (4) The Net Proceeds of the insurance required by Paragraph (1) of this section shall be paid to the Bondholder and applied toward extinguishment or satisfaction of the liability with respect to which such insurance is written, and applied in accordance with Section 5.1 of this Lease Agreement.

          (5) The Lessee shall, at its own expense, make all proofs of loss and take all other steps necessary or reasonably requested by the Agency or the Bondholder to collect from insurers for any loss covered by any insurance required to be obtained by this section. The Lessee shall not do any act, or suffer or permit any act to be done, whereby any insurance required by this section would or might be suspended or impaired.

          (6) THE AGENCY AND THE BONDHOLDER DO NOT IN ANY WAY REPRESENT THAT THE INSURANCE SPECIFIED HEREIN, WHETHER IN SCOPE OF COVERAGE OR LIMITS OF COVERAGE, IS ADEQUATE OR SUFFICIENT TO PROTECT THE BUSINESS OR INTERESTS OF THE LESSEE OR ANY SUBLESSEE.

          Section 4.4. Indemnity.
                       ---------

          (1) The Lessee shall at all times protect and hold the Agency and Bondholder harmless of, from and against any claims (whether in tort, contract or otherwise), demands, expenses and liabilities for losses, damage, injury and liability of every nature and however caused, and taxes (of any kind and by whomsoever imposed), other than, with respect to the Agency, losses arising from the gross negligence or willful misconduct of the Agency, or, with respect to the Bondholder, the gross negligence or willful misconduct of the Bondholder, arising during the term of this Lease Agreement upon or about the Facility or resulting from, arising out of, or in any way connected with (a) the financing of the costs of the Project and the marketing, issuance and sale of the Bond for such purpose; (b) the planning, design, acquisition, site preparation, construction, renovation, equipping, installation or completion of the Facility or any part thereof or the effecting of any work done in or about the Facility including, but not limited to any failure or alleged failure by the Lessee to comply with the provisions of Section 2.5(7) of this Lease Agreement; (c) any defects (whether latent or patent) in the Facility, including any defects in the Agency's title thereto and environmental conditions, whether or not caused by hazardous wastes on or about the site of the Facility, (d) the maintenance, repair, replacement, restoration, rebuilding, use, occupancy, ownership, leasing, subletting or operation of the Facility or any portion thereof; or (e) this Lease Agreement, the Mortgage Agreement or any other document or instrument delivered in connection therewith or the enforcement of any of the provisions thereof or the transactions contemplated thereby.

          (2) The Agency and the Bondholder shall not be liable for any damage or injury to the person or property of the Lessee or any Sublessee or to their respective (if applicable) directors, officers, employees, agents or servants or persons under the control or supervision of the Lessee, any Sublessee or to any other Person who may be about the Facility, due to any act or negligence of any Person other than, with respect to the Agency, the gross negligence or willful misconduct of the Agency, or, with respect to the Bondholder, the gross negligence or willful misconduct of the Bondholder.

          (3) The Lessee releases the Agency and the Bondholder from, and agrees that the Agency and the Bondholder shall not be liable for, and shall indemnify and hold the Agency and the Bondholder harmless against any expense, loss, damage, injury or liability incurred because of any lawsuit commenced as a result of action taken by the Agency or by the Bondholder with respect to any of the matters set forth in Paragraphs (1) and (2) of this section or taken by either at the direction of the Lessee and in good faith with respect to any of such makers.

          (4) The Agency shall promptly notify the Lessee and the Bondholder in writing of any claim or action brought against the Agency, in which indemnity may be sought against the Lessee pursuant to Paragraph (1) of this section. Such notice shall be given in sufficient time to allow the Lessee to defend or participate in such claim or action but the failure to give such notice in sufficient time shall not constitute a defense in any action by the Agency or Bondholder to enforce the indemnity provisions of this section, nor in any way impair the obligations of the Lessee under this section.

          (5) The indemnifications and protections set forth in this section shall be extended, with respect to the Agency, to its members, directors, officers, employees, agents and servants and persons under the Agency's control or supervision, and with respect to the Bondholder, to any of its directors, officers, employees, agents and servants and persons under the Bondholder's control or supervision.

          (6) To effectuate the purposes of this section, the Lessee will provide for and insure, in the public liability policies required in Section 4.3, not only its own liability in respect of the matters mentioned in Section
4.3 but also the liability pursuant to this section.

          (7) Anything to the contrary in this Lease Agreement notwithstanding, the covenants of the Lessee in this section shall remain in full force and effect after the termination of this Lease Agreement until the later of (a) the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought or (b) payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by the Agency or the Bondholder relating to the enforcement of the provisions herein specified.

          (8) For the purposes of this section, neither the Lessee nor any Sublessee shall be deemed an employee, agent or servant of the Agency or a person under the Agency's control or supervision.

          Section 4.5.   Advances by Agency or Bondholder.  In the event the
                         --------------------------------
Lessee fails to make any payment or observe any obligation under this Lease Agreement, the Agency or the Bondholder, after first notifying the Lessee of any such failure, may, without waiving any of its rights under this Lease Agreement, make such payment or otherwise cure such failure. The Lessee shall reimburse the Agency or the Bondholder, as the case may be, for any amount paid under this section, together with interest thereon from the date of payment at a per annum rate that shall on each day be equal to the higher of (a) the rate in effect such day as set forth in the Bond; and (b) two percent (2%) in excess of the rate in effect such day as the rate announced by the Bondholder as its prime rate, or such lesser rate as shall be the maximum allowed by law. Any remedy available to the Agency or the Bondholder under this Lease Agreement to collect rentals or other payments shall also be available to collect amounts advanced under this section.

                                   ARTICLE V

                       DAMAGE TO AND CONDEMNATION OF THE
                       ---------------------------------
                      FACILITY AND STATUS OF THE PROJECT
                      ----------------------------------

          Section 5.1.   Damage, Destruction and Condemnation.
                         ------------------------------------

          (1) The Lessee shall continue to pay the rent and any other sums it is required to pay under this Lease Agreement if (a) the Facility shall have been destroyed or damaged by fire or other casualty, in whole or in part; or (b) title to, or the temporary use of, the Facility or any part thereof shall have been taken under the exercise of the power of eminent domain by a Person acting under governmental authority.

          (2) Within twenty (20) days after such damage, destruction or condemnation the Lessee shall give written notice to the Agency and the Bondholder of such occurrence, and whether or not Lessee intends to replace, rebuild, repair or restore the Facility. Notwithstanding anything contained herein to the contrary, the Agency shall be under no obligation to rebuild, repair, replace or restore the Facility.

          (3) Promptly after such occurrence the Lessee shall either (a) commence rebuilding, repairing, replacing or restoring the Facility to a condition substantially equal to that existing prior to such damage, destruction or condemnation, with such modifications and improvements as may be deemed necessary or desirable by the Lessee, subject to any approvals or restrictions contained in the Mortgage Agreement and complete such rebuilding, repairing, restoring and replacing within a reasonable time thereafter, or (b) cause the Agency to redeem the Bond Outstanding in whole and purchase the Facility pursuant to Article VIII of this Lease Agreement.

          (4) The Net Proceeds derived from any such occurrence shall be payable to, deposited with and disbursed by the Bondholder in accordance with provisions of the Mortgage Agreement, except as otherwise provided in Paragraph
(5) of this section. Any rebuilding, repair, replacement or restoration of the Facility by the Lessee shall be solely at its own expense (except to the extent paid from the Net Proceeds pursuant to the Mortgage Agreement), and regardless of whether the Net Proceeds derived from the occurrence shall be sufficient to pay the cost thereof. All such rebuilding, repairs, replacements or restorations shall:

               (a) automatically be deemed a part of the Facility and owned by the Agency and be subject to this Lease Agreement and the lien and security interest of the Mortgage Agreement;

               (b) be in accordance with plans and specifications and cost estimates approved in writing by the Bondholder (which approvals shall not be unreasonably withheld);

               (c) not change the nature of the Facility as a qualified "project" as defined in and as contemplated by the Act; and

               (d) be effected with due diligence in a good and workmanlike manner, in compliance with all applicable legal requirements and be promptly and fully paid for by the Lessee in accordance with the terms of the applicable contract(s) therefor. Further, the provisions of Section 2.5(7) of this Lease Agreement shall apply to any such rebuilding, repair, replacement or restoration of the Facility.

          (5) The Lessee is not required to rebuild, repair, replace or restore the Facility, and the Net Proceeds of the insurance and condemnation award shall not be so applied if: (a) the Lessee causes the Agency to redeem the Bond Outstanding in whole and purchases the Facility pursuant to Article VIII of this Lease Agreement; or (b) an Event of Default shall have occurred and be continuing. In either case the total amount of Net Proceeds shall be paid to the Bondholder, which shall apply the Net Proceeds to redemption of the Bond Outstanding in whole if the Lessee so elects, or apply the Net Proceeds in accordance with Section 7.2 of this Lease Agreement in respect of the Event of Default.

          (6) If the Lessee elects to rebuild, repair, replace or restore the Facility, and if on completion of the work there shall be excess Net Proceeds, such excess shall be deposited with the Bondholder and applied as provided in the Mortgage Agreement.

          (7) If the principal of and interest on the Bond and all fees and expenses of the Agency and the Bondholder shall have been paid in full, all such Net

Proceeds shall be paid to the Lessee.

          (8) The Agency, the Bondholder and the Lessee shall cooperate and consult with each other in all matters pertaining to the settlement, compromising, arbitration or adjustment of any claim or demand on account of any event described in Paragraph (1) of this section, and the settlement, compromising, arbitration or adjustment of any such claim or demand shall be subject:

               (a) in the case of all such settlements, compromises, arbitrations or adjustments of less than S50,000.00 to the approval of the Lessee (such approval not to be unreasonably withheld), and

               (b) in the case of all such settlements, compromises, arbitrations or adjustments of S50,000.00 or more, to the approval of the Lessee and the Bondholder (such approvals not to be unreasonably withheld).

          (9) If all or substantially all of the Facility shall be taken or condemned, or if the taking or condemnation renders the Facility unsuitable for use by the Lessee and any Sublessee as contemplated hereby, and the Lessee does not exercise its option to purchase the Facility pursuant to Article VIII hereof, the amount of the Net Proceeds so recovered shall be applied and treated as though the Lessee had exercised such option to purchase and shall be transferred from the Renewal Fund and paid over to the Bondholder for redemption of the Bond in accordance with the Mortgage Agreement, and the Lessee shall thereupon pay to the Bondholder the Principal Amount of the Bond and interest accruing thereon, and pay the expenses of redemption, the fees and expenses of the Agency and the Bondholder, together with all other amounts due under the Mortgage Agreement and under this Lease Agreement. Thereupon, this Lease of the Facility shall be terminated (subject to the survival of those obligations of the Lessee referred to in Section 8.4 hereof).

          (10) The Lessee hereby waives the provisions of Section 227 of the New York Real Property Law or any law of like import now or hereafter in effect.

          Section 5.2.   NO WARRANTY OF CONDITION OR SUITABILITY. THE AGENCY HAS
                         ---------------------------------------
MADE AND MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION, FITNESS, DESIGN, OPERATION OR WORKMANSHIP OF ANY PART OF THE FACILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY

OF THE MATERIALS IN THE FACILITY, OR THE SUITABILITY OF THE FACILITY FOR THE PURPOSES OR NEEDS OF THE LESSEE OR ANY SUBLESSEE OR THE EXTENT TO WHICH PROCEEDS DERIVED FROM THE SALE OF THE BOND WILL BE SUFFICIENT TO PAY THE COST OF COMPLETION OF THE PROJECT. THE LESSEE ACKNOWLEDGES THAT THE AGENCY IS NOT THE MANUFACTURER OF THE FACILITY EQUIPMENT NOR THE MANUFACTURER'S AGENT NOR A DEALER THEREIN. THE LESSEE IS SATISFIED THAT THE FACILITY IS SUITABLE AND FIT FOR ITS PURPOSES OR THE PURPOSES OF ANY SUBLESSEE. THE AGENCY SHALL NOT BE LIABLE IN ANY MANNER WHATSOEVER TO THE LESSEE OR ANY OTHER PERSON FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY THE PROPERTY OF THE FACILITY OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIR, SERVICE OR ADJUSTMENT THEREOF, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY SUCH MAINTENANCE, REPAIRS, SERVICE OR ADJUSTMENT, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS HOWSOEVER CAUSED.

          Section 5.3.   Depreciation. As between the parties to this Lease
                         ------------
Agreement, the Lessee shall be entitled to all depreciation or recovery deductions with respect to any depreciable property in the Facility pursuant to applicable tax laws. The Agency makes no warranty to the Lessee as to such entitlement.

          Section 5.4.   Assignment and Sublease.
                         -----------------------

          (1) The Lessee shall not sublet all or any portion of the Facility or assign this Lease Agreement in whole or in part without the prior written consent of the Bondholder and the Agency, which consents may be withheld by the Bondholder or the Agency in their absolute discretion. The Agency and the Bondholder hereby consent to the sublease of the Facility to Coyne International Enterprises Corp. pursuant to a Sublease Agreement dated of even date herewith. Any consent by the Agency to any such assignment or subletting may be conditioned upon, among other things, the payment of a fee in accordance with the then existing Agency procedures or policies. Any attempted subletting or assignment without such written consent shall be null and void. Any permitted sublease or assignment, copies of which shall be delivered by the Lessee to the Agency and the Bondholder, shall meet the following requirements:

               (a) No sublease or assignment shall relieve the Lessee from primary liability for any of its obligations under this Lease Agreement.

               (b) The assignee shall assume to the satisfaction of the Bondholder and the Agency, the obligations of the Lessee to the extent assigned. The sublease or assignment shall not impair such obligations, and shall not confer on the sublessee or assignee any rights against the Agency or Bondholder other than those conferred on the Lessee by this Lease Agreement.

               (c) The Project shall continue to constitute a "project" as such term is defined in the Act.

               (d) Any Sublease shall be subordinate to this Lease Agreement and the Mortgage Agreement.

          (2) Notwithstanding the provisions of Paragraph (1) of this section, the Agency or the Bondholder may, in writing, waive with respect to it the requirement of prior consent to, and delivery of copies of, any Sublease or category of Subleases.

          (3) As of the purported effective date of any sublease or assignment, the Lessee at its own expense shall furnish the Bondholder with an Opinion of Counsel to the effect that the anticipated use of the Facility will continue to qualify the Project as a "project" as such term is defined in the Act.

          (4) Any consent by the Agency or the Bondholder as applicable to any act of assignment, transfer or sublease shall be held to apply only to the specific transaction thereby authorized. Such consent shall not be construed as a waiver of the duty of the Lessee, or the successors or assigns of the Lessee, to obtain from the Agency and the Bondholder, as applicable, consent to any other or subsequent assignment, transfer or sublease, or as modifying or limiting the rights of the Agency or the Bondholder as applicable under the foregoing covenant by the Lessee.

          (5) If this Lease Agreement be assigned, the Agency may, and is hereby empowered to, collect rent from the assignee. If the Project or any part thereof be sublet or occupied by any person or corporation other than the Lessee, the Agency, in the event of the Lessee's default in the payment of rent may, and is hereby empowered to, collect rent from the under tenant or occupant during the continuance of such default. In either of such events, the Agency may apply the net amount received by it to the rent herein provided, and no such collection shall be deemed a waiver of the covenant herein against assignment, transfer or sublease of this Lease Agreement, or constitute the acceptance of the under-tenant or occupant as tenant, or a release of the Lessee from the further performance of the covenants herein contained on the part of the Lessee.

          Section 5.5.   Maintain Existence.  During the term of this Lease
                         ------------------
Agreement, the Lessee shall maintain its existence, shall not dissolve or otherwise dispose of all or substantially all of its assets, and shall not consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it, except as follows: The Lessee may, without violating the covenants in this Section, consolidate with or merge into another entity, permit one or more other entities to consolidate with or merge into it, or sell or otherwise transfer to another entity all or substantially all of its assets as an entirety and thereafter dissolve, provided that the surviving, resulting or transferee entity, as the case may be, (a) assumes in writing all the obligations of the Lessee under this Lease Agreement;
(b) is, and continues to be, organized in or qualified to do business in the State; (c) has a net worth immediately after such transaction at least equal to that of the Lessee immediately prior thereto; (d) pays to the Agency a fee in accordance with the then existing Agency procedures and policies; and (e) certifies to the Agency and the Bondholder that the status of the Project, as a "project" under the Act, will not be adversely affected.

                                  ARTICLE VI

                            MISCELLANEOUS COVENANTS
                            -----------------------

          Section 6.1.   Payment of Bondholder's Compensation and Expenses.  The
                         -------------------------------------------------
Lessee shall pay all reasonable actual out-of-pocket expenses (including counsel fees) reasonably incurred by the Bondholder in the performance of its duties or enforcement of its rights under this Lease Agreement, the Mortgage Agreement and any other document relating to the Bond.

          Section 6.2.   Financial Statements.  The Lessee shall prepare and
                         --------------------
deliver to the Bondholder and, upon request, to the Agency, financial statements as required by the Lessee Guaranty.

          Section 6.3.   Certificate of Compliance.  The Lessee shall deliver to
                         -------------------------
the Agency and to the Bondholder with each delivery required by Section 6.2 hereof, a certificate of an Authorized Representative of the Lessee as to whether, as of the end of the preceding Fiscal Year of the Lessee, and at all times during such Fiscal Year, the Lessee was in compliance with all the provisions in this Lease Agreement or in any other Security Document to which it is a party, and if such Authorized Representative has obtained knowledge of any such noncompliance, he shall disclose in such certificate such noncompliance and any action taken or proposed to be taken by the Lessee with respect thereto.

          Section 6.4.   Furnishing of Information.  The Lessee shall furnish
                         -------------------------
promptly to the Agency such information, in such form and supported by such certifications, as the Agency or the Bondholder shall reasonably request, relating to the Lessee, any Sublessee (including but not limited to, a schedule listing any existing Sublease and Sublessee, along with such information regarding such Subleases and Sublessees as the Agency or the Bondholder may request), the Project, the Facility, the finances of the Lessee, and employment by the Lessee and any Sublessee (past, present and future).

          Section 6.5.   Right to Cure Agent Defaults.  If as special agent of
                         ----------------------------
the Agency, the Lessee receives any notice of non-performance by the Agency of any of the Agency obligations under this Lease Agreement or the Mortgage Agreement, the Lessee may perform the obligation, with full power of substitution.

          Section 6.6.   Retention of Title to the Facility; Grant of Easements;
                         -------------------------------------------------------
or Other Interest.
-----------------

          (1) Except as otherwise provided in Sections 3.5 or 7.2 or in this Section, the Agency shall not assign, encumber (other than Permitted Encumbrances), convey or otherwise dispose of all or any part of the Facility during the term of this Lease Agreement without the prior written consent of the Lessee and the Bondholder.

          (2) So long as no Event of Default exists, and if the use or operation of the Facility or the status of the Project as a "project" under the Act would not be adversely affected, at the written request of the Lessee, and with the prior written consent of the Bondholder, which consent may be withheld by the Bondholder in its sole discretion, the Agency shall grant to the Lessee or any Person designated by it any of the following interests in or parts of the Facility Realty:

               (a) Such leases, rights-of-way, easements, party wall agreements, permits or licenses as shall be necessary or convenient for the use of the

Facility.

               (b) Any of the Agency's right, title and interest in and to any unimproved part of the Facility Realty.

               (c) Any areas improved for use for parking, loading or access ways, subject to the following conditions: The Lessee shall substitute facilities substantially equivalent in function, value and location to the facilities granted, and cause the substitute facilities to be added to the Facility Realty subject to the terms of this Lease Agreement and the Mortgage Agreement. However, the Bondholder may waive these conditions if it is satisfied that the facilities are surplus and not required for the operation of the Facility.

          (3) Upon the granting of a request under Paragraph (2) of this section, the Agency shall, at the sole expense of the Lessee, prepare, execute and deliver any instruments necessary to release the interest or area from the leasehold estate created by this Lease Agreement; and request the Bondholder to execute and deliver, at the sole expense of the Lessee, any instruments necessary or appropriate to release such interest from the lien of the Mortgage Agreement. If the grant requires the conveyance of title in fee simple, it shall be subject to any liens, easements, encumbrances and reservations (a) to which the title was subject at the time of recording of this Lease Agreement, (b) created at the request of, by the act of, or consented to by the Lessee, (c) resulting from the failure of the Lessee to observe any provisions of this Lease Agreement, (d) Permitted Encumbrances (other than the lien of this Lease Agreement and the Mortgage Agreement), and (e) for taxes, assessments or other governmental charges not then delinquent.

          (4) No release referred to in this Section 6.6 shall be effected unless the following is deposited with the Bondholder:

               (a) With respect to any grant made under Paragraph (2) of this section, such certification as the Bondholder may require that the portion of the Facility Realty is not needed for the operation of the Facility, will not adversely affect its use or operation, or the status of the Project as a "project" under the Act, and will not destroy the means of ingress thereto or egress therefrom.

               (b) Any consideration received from the grant of an interest under subparagraph (a) of Paragraph (2) of this section.

          (c)  With respect to any interest granted under subparagraphs (b) or
(c) of Paragraph (2) of this section, an amount of cash equal to the greatest of
(i) the original cost of the portion released, (ii) the fair market value of such portion, or (iii) if such portion is sold, the amount received by the Lessee upon the sale. Such costs and values shall be determined by qualified appraisers satisfactory to the Agency and the Bondholder.

          (5) No conveyance or release effected under this section shall entitle the Lessee to any abatement or diminution of rents or other payments the Lessee is required to make under this Lease Agreement.

          Section 6.7. Discharge of Liens.  If any Lien other than Permitted
                       ------------------
Encumbrances is asserted against the Facility or the interest of the Agency, the Lessee or any Sublessee therein, or against any of the rentals or other amounts paid under this Lease Agreement, the Lessee will promptly give written notice thereof to the Agency and the Bondholder and cause such Lien to be fully discharged and released within thirty (30) days after its assertion. However, the Lessee may contest any such Lien in good faith, provided that in the course of any proceedings for that purpose the Lessee shall take measures necessary to protect the interests of the Agency and Bondholder. Such measures shall include the furnishing of such security as the Bondholder may reasonably request, and any other measures that may be reasonably requested by the Agency or the Bondholder. In that event, the Lessee may permit the items so contested to remain undischarged and unsatisfied during the period of contest and any appeal. If any such Lien shall be reduced to final judgment, and such judgment or other process issued for the enforcement thereof is not promptly stayed, or if so stayed and the stay thereafter expires, the Lessee shall forthwith pay and discharge the judgment.

          Section 6.8. Further Assurances.
                       ------------------

          (1) The Lessee shall cooperate with the Agency and Bondholder for the purpose of protecting their respective interests in the Facility, this Lease Agreement and the rentals and other sums due under this Lease Agreement, including without limitation the execution of all Uniform Commercial Code financing statements requested by the Agency or the Bondholder.

          (2) The Agency and the Bondholder are authorized if permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the Facility, this Lease Agreement and any Sublease and the rentals and other sums due under this Lease Agreement and any Sublease, without the signature of the Lessee or signed by the Agency or the Bondholder as attorney-in-fact for the Lessee.

          (3) The Lessee shall pay all costs of filing any financing, continuation or termination statements with respect to the Facility and this Lease Agreement.

          (4) The Lessee shall execute and deliver to the Agency or the Bondholder upon written request such other instruments, conveyances, transfers and assurances as the Agency or the Bondholder deems reasonably necessary or advisable for the implementation, correction, confirmation or perfection of this Lease Agreement, and any rights of the Agency or the Bondholder under this Lease Agreement, any Sublease or the Mortgage Agreement.

          (5) The Lessee shall comply with the provisions of the Mortgage Agreement that affects the Lessee and agrees that the Bondholder shall have the power, authority, rights and protections provided it in the Mortgage Agreement.

          Section 6.9. Recording and Filing.
                       --------------------

          (1) The Lessee shall cause this Lease Agreement as originally executed or a memorandum thereof as the Bondholder shall determine, to be recorded subsequent to the recordation of the Mortgage Agreement by the Title Company, in such office as may be provided by applicable law.

          (2) The Lessee shall cause the security interest of the Agency created by this Lease Agreement and the assignment of such security interest to the Bondholder to be perfected by the filing by the Title Company of financing statements which fully comply with the New York State Uniform Commercial Code - Secured Transactions in the Office of the Secretary of State of the State in the City of Albany, New York, and in the appropriate office of the Clerk of the County in the City of Buffalo, New York.

          (3) The Lessee shall file or cause to be filed all necessary continuation statements (and additional financing statements) within the time prescribed by the New York State Uniform Commercial Code- Secured Transactions in order to continue (or attach or perfect) the security interest created by this Lease Agreement, to the end that the rights of the Agency and the Bondholder in the Facility shall be fully preserved as against creditors or purchasers for value from the Agency or the Lessee.

          (4) Upon request of the Bondholder or Agency, the Lessee shall furnish the Agency and the Bondholder with an Opinion of Counsel, addressed to the Agency and the Bondholder, as required in the provisions of the Mortgage Agreement relating to recording and filing; and shall perform all other acts (including the payment of all costs) necessary to enable the Agency and Bondholder to comply with such recording and filing provisions.

          Section 6.10. Notice of Default Under Sublease.  The Lessee shall
                        --------------------------------
promptly deliver to the Agency and the Bondholder copies of any notices of default given by the Lessee to the Sublessee or received by the Lessee from the Sublessee under any Sublease.

          Section 6.11. Equal Employment Opportunities.
                        -------------------------------

          (1) The Lessee shall insure that all employees and applicants for employment with regard to the Project are afforded equal employment opportunities without discrimination.

          (2) Except as is otherwise provided by collective bargaining contracts or agreements, new employment opportunities created as a result of the Project (whether by the Lessee, the Sublessee or any other occupant of the Facility) shall be listed by the Lessee, any Sublessee (or, if applicable, by such other occupant) with the New York State Department of Labor Community Services Division, and with the administrative entity of the service delivery area created by the Federal Job Training Partnership Act (P.L No. 97300) in which the Project is located. Except as is otherwise provided by collective bargaining contracts or agreements, the Lessee agrees, and shall cause the Sublessee and any other occupant of the Facility to agree, where practicable, to first consider persons eligible to participate in the Federal Job Training Partnership (P.L. No. 97-300) programs who shall be referred by administrative entities of service delivery areas created pursuant to such act or by the Community Services Division of the New York State Department of Labor for such new employment opportunities.

                                  ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

          Section 7.1. Events of Default.  Any one or more of the following
                       -----------------
events shall constitute an "Event of Default" under this Lease Agreement:

          (1) The Lessee: (a) fails to pay any rent sufficient for payment of any installment of principal, Redemption Price or interest on the Bond when due, and such failure continues for ten (10) calendar days from the due date thereof,
(b) fails to pay any amount sufficient to pay any rent under Section 3.3 of this Lease Agreement (other than principal, Redemption Price or interest on the Bond as provided in subparagraph (a) of this Paragraph) that has become due and payable and the continuance of such failure for ten (10) calendar days from the due date thereof, (c) fails to pay any amount owing to the Agency under the terms of this Lease Agreement or otherwise, and such failure shall continue for ten (10) days following written demand therefor by the Agency, (d) causes or permits the nonrenewal, cancellation, reduction of benefits or material change in coverage of insurance policies without simultaneously, in the case of nonrenewal or cancellation, substituting insurance policies that comply with
Section 4.3 of this Lease Agreement, or (e) fails to continuously operate the Facility, or cause the Facility to be operated, in accordance with Section 3.2(2) of this Lease Agreement.

          (2)  Other than as provided in Paragraph (1) of this section or in
Section 9.1, the default of the Lessee in observing any provision of this Lease Agreement and failure to cure such default within thirty (30) days from the time the Lessee receives written notice from the Agency or the Bondholder specifying the nature of such default, or (a) if by reason of its nature the failure or default can be remedied, but not within such thirty (30) day period, the Lessee fails to proceed with reasonable diligence after receipt of such notice to cure the default, or (b) if the Lessee fails to continue with reasonable diligence its efforts to cure the default; provided, however, that in no event shall the Lessee have more than one (1) additional thirty (30) day period to cure such default.

          (3) The Lessee, the Sublessee or the Individual Guarantor (a) applies for or consents to the appointment of or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of any of its assets, (b) admits in writing its inability, or is generally unable, to pay its debts as such debts become due, (c) makes a general assignment for the benefit of its creditors, (d) commences a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) files a petition or other request seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or (f) takes any action for the purpose of effecting any of the foregoing.

          (4) A proceeding or case is commenced without the application or consent of the Lessee, the Sublessee or the Individual Guarantor in any court of competent jurisdiction, seeking (a) liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, dissolution, winding-up, or relief as a debtor, (b) the appointment of a trustee, receiver, custodian, liquidator or the like of the Lessee, the Sublessee or the Individual Guarantor or of any of its assets, or (c) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case continues undismissed, or an order, judgment or decree approving or ordering any of the foregoing is entered and continues unstayed and in effect, for a period of thirty (30) days.

          (5) If any certificate, statement, representation, warranty or financial statement furnished by or on behalf of the Lessee, the Sublessee or the Individual Guarantor proves to have been false or misleading in any material respect at the time as of which the facts therein set forth were made, or to have omitted any substantial or unliquidated liability or claim against the Lessee, the Sublessee or the Individual Guarantor.

          (6) There is a default in respect of any evidence of indebtedness for money borrowed from the Bondholder by the Lessee, the Individual Guarantor or any Sublessee (or with respect to the performance of any obligations incurred in connection with any such indebtedness for money borrowed) where the effect of such default is to accelerate the maturity of such indebtedness or to permit the holders thereof (or a trustee on behalf of such holders) to cause such indebtedness to become due prior to its stated maturity, or any such indebtedness is not paid as and when due and payable.

          (7) Final judgment of money in excess of an aggregate uninsured liabilities of $100,000.00 shall be rendered against the Lessee, the Individual Guarantor or any Sublessee and the judgment shall remain undischarged for a period of thirty (30) consecutive days during which execution is not effectively stayed.

          (8) The occurrence of an "Event of Default" under the Mortgage Agreement, the Guaranty, the PILOT Agreement or any other Security Document.

          (9) If any party to the Agency Compliance Agreement shall fail to satisfy any of his, its or their respective obligations thereunder.

          Section 7.2. Remedies on Default.
                       -------------------

          (1) Upon the occurrence and during the continuation of an Event of Default specified in Paragraphs (3) or (4) of Section 7.1, the total unpaid amount of the rent required to be paid pursuant to Section 3.3 shall be immediately due and payable without any notice or demand of any kind.

          (2) Upon the occurrence and during the continuation of an Event of Default, the Bondholder, or the Agency with the prior written consent of the Bondholder, may:

               (a) declare the total unpaid principal amount of the rent required to be paid under Section 3.3 during the remainder of the term of this Lease Agreement to be immediately due and payable; and

               (b) (i) re-enter and take possession of the Facility without terminating this Lease Agreement, or (ii) terminate the lease term and all rights of the Lessee under this Lease Agreement, and exclude the Lessee from possession of the Facility, holding the Lessee liable for the amount, if any, by which the aggregate of the rents and other amounts payable by the Lessee under this Lease Agreement exceeds the aggregate of the rents and other amounts received under the new lease.

          (3) Upon the exercise of its rights under subparagraph (2)(b) of this section, the Agency or the Bondholder may sublet the Facility or any part of it, for the account of the Lessee, for such rental terms, to such Persons and for such period or periods as it may determine. The Agency and the Bondholder shall not be required to do any act or exercise any diligence to mitigate the damages to the Lessee. The Lessee shall be liable for the amount by which the aggregate of the rents payable by the Lessee under Section 3.3, together with the expenses of subleasing and collection, exceed the aggregate of the rents and other amounts received from such subletting. Any excess rentals from such subletting shall be credited to any rental due or to become due by the Lessee.

          (4) Upon the occurrence of and during the continuation of any Event of Default, the Bondholder may:

               (a) exercise all or any of the rights and remedies of a secured party under the New York Uniform Commercial Code;

               (b) take any action permitted under the Mortgage Agreement with respect to any Event of Default under the Mortgage Agreement; and

               (c) take whatever action at law or in equity as may appear necessary or desirable to collect the rent then due and thereafter to become due, or to enforce performance or observance of any obligations of the Lessee under this Lease Agreement.

          (5) In addition to any other rights or remedies granted by this section to the Agency, the Agency may enforce any of the Agency's Reserved Rights without the consent of the Bondholder. The Agency may enforce any such rights, without the consent of the Bondholder, by an action for damages, injunction or specific performance, or by exercising a right of re-entry or termination of the Lease Agreement as provided in Paragraphs (2)(b) and (3) of this section, or a right of reconveyance under Paragraph (6) of this section, or by any other appropriate remedies accorded lessors generally by law.

          (6) The Agency, upon declaring an Event of Default under the Agency's Reserved Rights and upon five (5) Business Days prior written notice to the Bondholder, may convey the Facility to the Lessee, subject to the lien of the Mortgage Agreement, and the Lessee hereby unconditionally agrees to accept such conveyance as follows:

               (a) Such conveyance shall be by quit-claim deed and/or bill of sale (with no express or implied warranties by the Agency) and shall not constitute a merger of the fee and leasehold interests.

               (b) The Lessee hereby designates the Agency as its attorney-in-fact for the purpose of causing a deed of such conveyance, together with any other documents in connection therewith, to be recorded, and to take such other and further actions reasonably necessary to complete the conveyance of the Facility to the Lessee.

          (7) Any sums payable to the Agency or the Bondholder as a consequence of any action taken pursuant to this Section shall be paid to the Agency or to the Bondholder and applied as provided in the Mortgage Agreement or this Lease Agreement, or both, with respect to the particular right being enforced.

          (8) No action taken under this Section 7.2 shall, except as expressly provided herein, relieve the Lessee from its obligations under this Lease Agreement, all of which shall survive such action.

          Section 7.3. Waivers.
                       --------

          (1) The rights and remedies of the Agency or the Bondholder under this Lease Agreement shall be cumulative and shall not exclude any other rights and remedies of the Agency or the Bondholder allowed by law or equity with respect to any default under this Lease Agreement. Failure by the Agency or the Bondholder to insist upon the strict performance of any of the Lessee's obligations or to exercise any rights or remedies upon default by the Lessee shall not be considered a waiver or relinquishment for the future of (a) the right to insist upon and to enforce by any appropriate legal or equitable remedy the Lessee's strict compliance with its obligations, or (b) the right to exercise any such rights or remedies, including the right to recover possession of the Facility, if such Lessee default be continued or repeated.

          (2) In the event any covenant or provision of this Lease Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach of this Lease Agreement.

          (3) No waiver shall be binding unless it is in writing and signed by the party making the waiver.

          (4) To the extent permitted by applicable law, the Lessee hereby waives the benefit and advantage of any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale or reletting made under the judgment, order or decree of any court or under the powers of sale and reletting conferred by this Lease Agreement or otherwise.

          Section 7.4. Effect on Discontinuance of Proceedings.  In case any
                       ---------------------------------------
proceeding taken by the Agency or the Bondholder on account of any Event of Default under this Lease Agreement or under the Mortgage Agreement shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agency or the Bondholder, then, and in every such case, the Agency and the Bondholder shall be restored, respectively, to their former positions and rights thereunder, and all rights, remedies, powers and duties of the Agency or the Bondholder continue as in effect prior to the commencement of such proceedings.

          Section 7.5. Agreement to Pay Attorneys' Fees and Expenses.  If the
                       ---------------------------------------------
Agency or Bondholder employs attorneys or incurs other expenses for the collection of rentals or other sums payable under this Lease Agreement, or for the enforcement of performance or observance of any obligation or agreement of the Lessee, the Lessee, on demand therefor, pay to the Agency and the Bondholder the reasonable fees and expenses of such attorneys and such other expenses so incurred.

                                  ARTICLE VIII

                              REDEMPTION OF BOND:
                              -------------------
                          OBLIGATION TO PURCHASE UPON
                          ---------------------------
                            TERMINATION OF THE LEASE
                            ------------------------

          Section 8.1. Redemption of the Bond in Whole.  The Lessee may cause
                       -------------------------------
the Agency to redeem the Bond Outstanding in whole, and if provided in the Bond, in part, upon such terms as are provided in the Bond, Section 4.02 of the Mortgage Agreement and in Section 8.2 hereof.

          Section 8.2. Payments Required for Redemption in Whole.  In the event
                       -----------------------------------------
of the Redemption of the Bond in whole, the Lessee shall make the following payments:

          (1) To the Bondholder, an amount certified by the Bondholder which, when added to the total amount held by the Bondholder for the account of the Agency and available for such purpose, is sufficient to pay in full the Redemption Price.

          (2) To the Agency, an amount certified by the Agency to be sufficient to pay all unpaid fees and expenses of the Agency incurred under this Lease Agreement and the Mortgage Agreement.

          (3) To the Bondholder, an amount certified by the Bondholder to be sufficient to pay all unpaid fees and expenses of the Bondholder incurred under this Lease Agreement, the Mortgage Agreement and any other Security Document.

          Section 8.3. Obligation to Purchase the Facility.
                       -----------------------------------

          (1) Except as otherwise provided in Paragraph (2) of this section, upon termination or expiration of the lease term, the Lessee shall purchase the Facility from the Agency for the purchase price of One ($1.00) Dollar, together with all fees, charges, expenses and other amounts required to be paid under this Lease Agreement. The Lessee shall purchase the Facility by giving written notice to the Agency and to the Bondholder fixing the date of closing for such purchase, which shall be on or about the date on which the lease is to be terminated. This Lease Agreement and the lease shall thereupon terminate, with the exception of the provisions of Sections 4.4, 7.2 and 9.9, which shall survive any termination thereof.

          (2) The obligation of the Lessee in Paragraph (1) of this section to purchase the Facility shall either be deferred or shall not apply if the Agency and the Lessee agree to extend or renew the lease granted by this Lease Agreement, or enter into a new lease with the Lessee or any other lessee, for purposes of the Agency under the Act.

          Section 8.4. Conveyance on Purchase.  At the closing of the purchase
                       ----------------------
of the Facility pursuant to this Article, the Agency shall, upon receipt of the purchase price, deliver all necessary documents for the following purposes:

          (1) To convey to the Lessee (by quit-claim deed and/or bill of sale, with no express or implied warranties by the Agency) title to the Facility being purchased, as the Facility exists, subject only to the following: (i) any Liens to which title was subject when conveyed to the Agency; (ii) any Liens created at the request of the Lessee, to the creation of which the Lessee consented or in the creation of which the Lessee acquiesced; (iii) any Permitted Encumbrances; and (iv) any Liens resulting from the failure of the Lessee to observe any of its agreements contained in this Lease Agreement or arising out of an Event of Default;

          (2) To release and convey to the Lessee all the Agency's rights and interest in and to any rights of action (other than under Sections 3.3, 4.4, 7.5, 8.2 and 9.9, and under the PILOT Agreement) or any Net Proceeds of insurance or condemnation awards with respect to the Facility; and

          (3) To deliver to the Bondholder such instruments as the Bondholder may require for the discharge and release of any security interest or Lien of any nature held by the Bondholder.

          Section 8.5. Amounts Remaining on Deposit with the Bondholder upon
                       -----------------------------------------------------
Payment of the Bond. After payment in full of the Bond and the interest thereon
-------------------
and of all fees, charges, expenses and other amounts required to be paid under this Lease Agreement and the PILOT Agreement, any amounts on deposit with the Bondholder for the account of the Agency and the Lessee under this Lease Agreement shall belong to and be paid to the Lessee by the Bondholder as an overpayment of rent.

                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

          Section 9.1. Enforce Majeure.
                       ---------------

          (1) Subject to the provisions of Paragraphs (2), (3) and (4) of this section, and except as otherwise expressly provided in this Lease Agreement if by reason of force majeure the Lessee or the Agency, as the case may be (herein referred to as the "defaulting party"), is unable in whole or in part to carry out its obligations under this Lease Agreement, the defaulting party shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean any of the following: acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of the State or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquake; fire; tornadoes; storms; floods, washouts; drought; restraint of government; civil disturbances; explosions; partial or entire failure of utilities or other suppliers of energy, or any other similar cause or event not reasonably within the control of the defaulting party.

          (2) Promptly after the occurrence of the event of force majeure, the defaulting party shall give written notice of the event to the other party and to the Bondholder, containing full particulars of the event.

          (3) The obligations referred to in Paragraph (1) of this section shall not include the Lessee's obligations to pay rents and make other required payments and to comply with the provisions of Sections 4.3 and 4.4.

          (4) The defaulting party shall take such steps, within a reasonable time, as may be within its reasonable control, to mitigate the cause or causes preventing it from carrying out its obligations under this Lease Agreement, and to remove the effects of the event of force majeure; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the defaulting party, which shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the defaulting party unfavorable to it.

          Section 9.2. Notices.
                       -------

          (1) All notices, certificates and other communications under this Lease Agreement shall be in writing and shall be sufficiently given and deemed given (a) if delivered by mail, on the second day following the day on which mailed by certified mail, postage prepaid and return receipt requested, and if delivered in any other manner, when delivered, (b) and addressed as follows:

To the Agency, at the Agency's Notification Address;

To the Lessee, at the Lessee's Notification Address;

To the Sublessee, at the Sublessee's Notification Address;

To the Bondholder, at the Bondholder's Notification Address.

          (2) A duplicate of each such notice, certificate or other written communication given by any of the above Persons shall be given to each of the others. Any such Person to whom notice may be given may, by notice given in the manner here provided, designate any further or different addresses to which subsequent notices, certificates and other communications shall be sent.

          Section 9.3. Binding Effect.  This Lease Agreement shall inure to the
                       --------------
benefit of and shall be binding upon the parties and their successors and assigns, subject however, to the provisions of Section 5.5.

          Section 9.4.  Severability.  In the event any provision of this Lease
                        ------------
Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

          Section 9.5.  Amendments.  This Lease Agreement may be amended only
                        ----------
with the concurring written consent of the Agency, the Lessee and the Bondholder.

          Section 9.6.  Execution of Counterparts.  This Lease Agreement may be
                        -------------------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Counterpart No. 1 shall be marked to designate it as the original and shall be retained by the Bondholder.

          Section 9.7.  Net Lease.  It is the intent of the parties that the
                        ---------
lease be a "net lease" and that all the rent be available for debt service on the Bond, and this Lease Agreement shall be construed to effect such intent.

          Section 9.8.  Applicable Law.  This Lease Agreement shall be governed
                        --------------
by, and construed in accordance with, the applicable laws of the State.

          Section 9.9.  WAIVER OF TRIAL BY JURY.  THE PARTIES HEREBY EXPRESSLY
                        -----------------------
WAIVE ALL RIGHTS TO TRIAL BY JURY ON ANY CAUSE OF ACTION DIRECTLY OR INDIRECTLY INVOLVING THE TERMS, COVENANTS OR CONDITIONS OF THIS AGREEMENT OR THE FACILITY, OR ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

          Section 9.10. Priority of Rights of Bondholder.  The rights and
                        --------------------------------
privileges of the Lessee set forth in this Lease Agreement are specifically made subject and subordinate to the Mortgage Agreement and to the rights and privileges of the Bondholder under the Mortgage Agreement. So long as not otherwise provided in the Mortgage Agreement, the Agency shall be suffered and permitted to possess, use and enjoy the Facility and appurtenances in order to carry out its obligations under this Lease Agreement.

          IN WITNESS WHEREOF, the Agency and the Lessee have caused this Lease Agreement to be executed by their authorized representatives, all as of the date first above written.

                                       ERIE COUNTY INDUSTRIAL
                                       DEVELOPMENT AGENCY


                                       By /s/ David W. Kerchoff
                                         --------------------------------------
                                         David W. Kerchoff, Assistant Treasurer


                                       MIDWAY-CTS BUFFALO, LTD.



                                       By /s/ Raymond T. Ryan
                                         --------------------------------------
                                         Raymond T. Ryan, Vice-President

STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF ERIE      )

          On the 14 day of December 1994, before me personally came DAVID W. KERCHOFF, to me known, who being by me duly sworn, did depose and say that he is an Assistant Treasurer of the ERIE COUNTY INDUSTRIAL DEVELOPMENT AGENCY, the agency described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said agency.


                                           /s/ John C. Garas
                                           -----------------------------
                                           John C. Garas
                                           Notary Public, State of New York
                                           Qualified in Erie County
                                           My Commission Expires 7/14/96

STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF ERIE      )


          On the 14 day of December, 1994, before me personally appeared
RAYMOND T. RYAN, to me known and being by me duly sworn did depose and say that he resides at 5516 West Lake Road, Manlius, New York; that he is the Vice-President of MIDWAY-CTS BUFFALO, LTD., a New York corporation; the Corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said Corporation.


                                           /s/ John C. Garas
                                           -----------------------------
                                           John C. Garas
                                           Notary Public, State of New York
                                           Qualified in Erie County
                                           My Commission Expires 7/14/96

                                  APPENDIX A

                                  DEFINITIONS

          Acquisition means the acquisition and construction of the Facility.
          -----------

          Act means, collectively, the New York State Industrial Development
          ---
Agency Act (Title 1 of Article 18-A of the General Municipal Law), as amended, and Chapter 293 of the 1970 Laws of New York, as amended.

          Affiliate means, with respect to any Person, any other Person directly
          ---------
or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agency means the Erie County Industrial Development Agency, a
          ------
corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State, duly organized and existing under the laws of the State, and any body, board, authority, agency or other governmental agency or instrumentality which shall hereafter succeed to the powers, duties, obligations and functions thereof.

          Agency Compliance Agreement shall mean the Environmental Compliance
          ---------------------------
and Indemnification Agreement dated as of December 1, 1994 from the Lessee and the Individual Guarantors to the Agency, as amended or supplemented.

          Agency's Notification Address shall mean Suite 300, Liberty Building,
          -----------------------------
424 Main Street, Buffalo, New York 14202; Attention: Executive Director.

          Agency's Reserved Rights means:
          ------------------------

          (1) the right of the Agency in its own behalf to receive all opinions of counsel, reports, financial statements, certificates, insurance policies or insurance binders or certificates, or other notices or communications required to be delivered to the Agency under the Lease Agreement;

          (2) the right of the Agency to grant or withhold any consents or approvals required of the Agency under the Lease Agreement;

          (3) the right of the Agency to enforce in its own behalf the obligation of the Lessee to complete the Project;

          (4) the right of the Agency to exercise in its own behalf its rights under Section 2.3 of the Lease Agreement with respect to the proceeds of fee title insurance;

          (5) the right of the Agency to enforce or otherwise exercise in its own behalf all agreements of the Lessee with respect to ensuring that the Facility shall always constitute a qualified "project" as defined in and as contemplated by the Act;

          (6) the right of the Agency to amend with the Lessee the provisions of the PILOT Agreement, and the right of the Agency to enforce its remedies thereunder;

          (7) the right of the Agency in its own behalf (or on behalf of the appropriate taxing authorities) to enforce, receive amounts payable under or otherwise exercise its rights under Sections 1.12, 2.5(3), (4), (5) and (7), 2.7, 2.8, 2.9, 3.2(2), (3) and (5), 3.7, 4.1(2), (4)(a) and (5), 4.2, 4.3, 4.4,
4.5, 5.1(4), 5.4, 5.5, 6.3, 6.4, 6.7, 6.11, 7.2(2), (3), (5), (6) and (7), 7.4,
7.5, 9.5 and 9.9 of the Lease Agreement;

          (8) the right of the Agency in its own behalf to declare an Event of Default under Section 7.1 of the Lease Agreement, or with respect to any of the Agency's Reserved Rights; and

          (9) the right of the Agency as to any of the above, exercisable with respect to any Sublessee.

          Application for Tax Exemption shall mean the Industrial Development
          -----------------------------
Agencies Application for Real Property Tax Exemption required under Section 412-a of the New York Real Property Tax Law.

          Approved Facility means a commercial facility under the Act.
          -----------------

          Architect means William Scott Architect, P.C.
          ---------

          Architect's Agreement means the Agreement between the Lessee and the
          ---------------------
Architect with respect to the provision of architectural services for the Facility, as amended or supplemented.

          Assessor shall mean the assessor for the City.
          --------

          Authorized Representative means (1) in the case of the Agency, its
          -------------------------
Chairman, Vice Chairman, Treasurer, Secretary, Assistant Secretary, Assistant Treasurer or Executive Director; (2) in the case of the Lessee or the Sublessee, its President, its Chairman of the Board of Directors, any Vice President, Treasurer, Secretary, Assistant Treasurer or Assistant Secretary; and (3) in the case of the Agency, the Lessee or any Sublessee, any officer or employee authorized by it to perform specific acts or to discharge specific duties or to execute and deliver a certain document.

          Bond means the Erie County Industrial Development Agency Industrial
          ----
Development Revenue Bond (1994 Midway-CTS Buffalo Project).

          Bondholder means Key Bank of New York and any other holder or holders
          ----------
of the Bond.

          Bondholder's Notification Address means Key Center, 50 Fountain Plaza,
          ---------------------------------
Buffalo, New York 14202-2299.

          Bond Principal Amount means $2,600,000.00 or so much thereof as shall
          ---------------------
be advanced pursuant to the Building Loan Contract.

          Bond Resolution means the resolution of the Agency adopted on October
          ---------------
12, 1994 authorizing, among other things, the issuance of the Bond.

          Building Loan Contract means the Building Loan Contract dated as of
          ----------------------
December 1, 1994, between the Bondholder and the Lessee, as amended or supplemented.

          Business Day means any day other than a Saturday, Sunday or other day
          ------------
on which banks located in Buffalo, New York are authorized or required to be closed.

          City shall mean City of Buffalo, New York.
          ----

          Closing Date means the date of issuance and delivery of the Bond.
          ------------

          Collateral Lease Assignment means the Collateral Lease Assignment
          ---------------------------
dated as of December 1, 1994, between the Lessee and the Bondholder, as amended or supplemented.

          Conditional Assignment means the Assignment of Construction Contract
          ----------------------
dated as of December 1, 1994, from the Lessee to the Bondholder, as amended or supplemented.

          Construction Contract means the agreement between the Lessee and the
          ---------------------
General Contractor with respect to the construction of the Facility, as amended or supplemented.

          Construction Cost means the total amount to be paid by the Lessee to
          -----------------
the General Contractor under the Construction Contract for all work, labor or services to be performed and all materials, supplies or fixtures to be furnished in connection with the construction of the Facility.

          Construction Period means the period beginning on the earlier of (a)
          -------------------
the date of the commencement of the construction and the equipping of the Facility or (b) the Closing Date, and ending on the Project Completion Date.

          County means the County of Erie, New York.
          ------

          Designated Representative means any person designated by the Lessee in
          -------------------------
writing.

          Event of Default has the meaning specified in Section 7.1 of the Lease
          ----------------
Agreement, Section 8.01 of the Mortgage Agreement and Section 9 of the Building Loan Contract.

          Exempt Property shall mean only tangible personal property conveyed to
          ---------------
or acquired by the Agency in accordance with Section 2.2 of the Lease Agreement which is acquired on or before the Project Completion Date for incorporation in the Facility or for use in connection with the Facility.

          Facility means, collectively, the Facility Realty and Facility
          --------
Equipment.

          Facility Address means the 4.74+/- acre parcel located at 175 James E.
          ----------------
Casey Drive, New Buffalo Industrial Park, Buffalo, New York, all as more particularly described in Appendix C attached hereto and made a part hereof.

          Facility Equipment means:
          ------------------

          (1) the machinery, equipment and other tangible personal property, if any, acquired in whole or in part with the proceeds of the Bonds, or otherwise acquired and transferred to the Agency for incorporation in the Facility, which property is more particularly described in Appendix B attached to the Lease Agreement and the Mortgage Agreement; provided that items having the legal effect of "fixtures" shall not be included in the Facility Equipment but shall be included in Facility Realty to the extent noted below in the definition of Facility Realty;

          (2) all repairs, replacements, renewals, additions and proceeds of or for such property, and all other tangible personal property acquired pursuant to
Section 2.2 of the Lease Agreement.

          Facility Realty means.
          ---------------

          (1) the land described in the Description of Facility Realty in Appendix C attached to the Lease Agreement and the Mortgage Agreement;

          (2) all interests in such land regarded as real property interests, and all other rights in such land;

          (3) all structures (including but not limited to buildings and foundations), and related facilities other than items included in Facility Equipment;

          (4)  fixtures (other than trade fixtures);

          (5) other improvements now Gr at any time made or situated on such land; and

          (6)  all repairs, replacements or additions to such property.

Facility Realty shall not include any interest in real property released under
Section 6.6 of the Lease Agreement.

          Facility Supervisor means The Midway Construction Co., Ltd. or any
          -------------------
other designated representative of the Lessee acceptable to the Bondholder.

          Final Approvals means issuance of the Certificate of Substantial
          ---------------
Completion by the Architect and a permanent and unconditional certificate (or certificates) of the occupancy for the completed Facility by the Governmental Authorities or such other certificates or evidence of completion issued by the Governmental Authorities and acceptable to the Bondholder.

          Final Lien Waivers means final Lien waivers from the General
          ------------------
Contractor and any Subcontractor.

          Financial Statements means the financial statements required to be
          --------------------
delivered by the Lessee as set forth in the Lessee Guaranty Agreement.

          Fiscal Year means, with respect to the Lessee, the period ending
          -----------
October 31.

          General Contractor means The Midway Construction Co., Ltd., a
          ------------------
corporation organized and existing under the laws of the State, with offices at 5200 San Felipe, Houston, Texas 77056.

          Governmental Authority or Governmental Authorities means any
          ----------------------    ------------------------
governmental authority or other person having jurisdiction over the acquisition, construction, equipping, ownership, leasing, operation and/or maintenance of the Facility, including, but not limited to, the County and the City.

          Governmental Obligations means direct obligations of or guaranteed by
          ------------------------
the United States of America.

          Guaranty means collectively, the Lessee Guaranty and the Individual
          --------
Guaranty.

          Hazardous Substances Indemnity Agreement means the Hazardous
          ----------------------------------------
Substances Indemnity Agreement dated as of December 1, 1994 from the Lessee and others to the Bondholder, as amended or supplemented.

          Independent Engineer means a Person (not an employee of the Agency,
          --------------------
the Lessee or any Affiliate thereof) registered and qualified to practice engineering or architecture under the Laws of the State and selected by the Bondholder but compensated by the Lessee.

          Individual Guarantor means J. Stanley Coyne and Thomas M. Coyne.
          --------------------

          Individual Guarantor's Notification Address means 140 Cortland Avenue,
          -------------------------------------------
Syracuse, New York 13221.

          Individual Guaranty means the Individual Guaranty Agreement, dated
          -------------------
as of December 1, 1994, from the Individual Guarantor to the Bondholder, as amended or supplemented.

          Inducement Resolution means the resolution of the Agency adopted on
          ---------------------
September 15, 1993, authorizing the Acquisition of the Facility and undertaking to permit the issuance of its industrial development revenue bond to finance such Acquisition and thereupon to lease the Facility to the Lessee for sublease to the Sublessee.

          Institutional Investor means a commercial bank, savings bank, savings
          ----------------------
and loan association, trust company, insurance company or municipal bond fund or unit trust.

          Issue Date means, with respect to the Bond, the date of the initial
          ----------
delivery of the Bond, as stated by the Agency thereon to be the Issue Date.

          Lease Agreement means the Lease Agreement, dated as of December 1,
          ---------------
1994, between the Agency and the Lessee, as amended or supplemented.

          Lease Expiration Date means December 31, 2010, or such earlier date as
          ---------------------
this Lease Agreement may be terminated.

          Lessee means Midway-CTS Buffalo, Ltd., a New York Corporation.
          ------

          Lessee Guaranty means the Lessee Guarantee Agreement dated as of
          ---------------
December 1, 1994, from the Lessee to the Bondholder as amended or supplemented.

          Lessee's Notification Address means 140 Cortland Avenue, Syracuse,
          -----------------------------

New York 13221, Attn: President.

          Lien means any interest in personal or real property securing an
          ----
obligation owed to a Person whether such interest is based on the common law, statute or contract. The term "Lien" includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances affecting real property.

          Lien Law means the Lien Law of the State.
          --------

          Mechanic's Lien means any Lien filed pursuant to the provisions of the
          ---------------
Lien Law against the Facility or against monies on deposit in the Renewal Fund by reason of nonpayment or alleged nonpayment, in whole or in part, of the cost of any work, labor or services performed or any materials, supplies or equipment furnished in connection with the construction, the renovation or the equipping of the Facility.

          Mortgage Agreement means the Mortgage Agreement dated as of November
          ------------------
1, 1994, between the Agency and the Bondholder, as amended or supplemented.

          Net Proceeds means so much of the gross proceeds with respect to which
          ------------
that term is used as remain after payment of all expenses, costs and taxes (including attorneys' fees) incurred in obtaining such gross proceeds.

          Obligor means, collectively, the Agency under the Mortgage Agreement,
          -------
the Lessee or the Agency under the Lease Agreement, the Lessee under the Lessee Guaranty, the Sublessee under the Sublease Agreement and the Individual Guarantor under the Individual Guaranty.

          Opinion of Counsel means a written opinion of counsel who may (except
          ------------------
as otherwise expressly provided in the Lease Agreement or the Mortgage Agreement) be counsel for the Lessee, the Agency or the Bondholder, as the context may indicate, and who shall be acceptable to the party entitled to receive such opinion.

          Outstanding means, when used with reference to a Bond or Bonds, as of
          -----------
any particular date, all Bonds authenticated and delivered under the Mortgage Agreement, except:

          (1) a Bond canceled because of payment or redemption prior to maturity or surrendered for cancellation; or

          (2) a Bond in exchange for or in lieu of which another Bond shall have been delivered under the Mortgage Agreement; or

          (3) any portion of a Bond for the payment or redemption of which monies or other assets have been held by the Bondholder.

          Permitted Encumbrances means, as of any particular tine:
          ----------------------

          (1) the Lease Agreement, any Sublease and the Mortgage Agreement, and any mortgage lien, security interest or other encumbrance in favor of the Bondholder;

          (2) liens for real estate taxes, assessments, levies and other governmental charges, the payment of which is not in default;

          (3) user rights of others in, and restrictions on the Lessee's use of, the Facility, and other encumbrances or irregularities (including agreements with any railroad to service a railroad siding), (a) as normally exist with respect to property similar in character to the Facility, and (b) as included in the title insurance policies provided in Section 2.3 of the Lease Agreement;

          (4) any mechanic's, workmen's, repairmen's, materialmen's, contractor's; warehousemen's, carriers', suppliers' or vendors' lien, if payment is not yet due, to the extent permitted by Section 6.7 of the Lease Agreement; and

          (5) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as normally exist with respect to property similar in character to the Facility and as do not, in the Opinion of Counsel, either singly or in the aggregate, materially impair the property affected thereby for the purpose for which it was acquired and held by the Agency under the Lease Agreement.

          Person means any individual, corporation, partnership, joint venture,
          ------
association, joint stock company, trust, unincorporated organization, government or government agency.

          PILOT Agreement means the Agreement for Payment in Lieu of Real Estate
          ---------------
Taxes, dated as of December 1, 1994, between the Agency and the Lessee, as amended or supplemented.

          Plans and Specifications means the plans and specifications prepared
          ------------------------
for the Project by or on behalf of the Lessee, as amended from time to time by or on behalf of the Lessee to reflect any remodeling of the Facility or substitutions, additions, modifications and improvements to the Facility made by the Lessee in compliance with the Lease Agreement, said plans and specifications being duly certified by an Authorized Representative of the Lessee and filed in the principal office of the Bondholder, available to the Agency and approved by each of the Lessee, the Bondholder and any Sublessee.

          Project means the acquisition, construction, renovation, installation,
          -------
equipping or operation of the Facility more particularly described in the Description of Project in the Appendices attached to the Lease Agreement.

          Project Completion means the date that the last of the following
          ------------------
events shall occur:

          (i) the satisfactory completion of the Project in accordance with the terms of the Plans and Specifications, as determined by the Bondholder and the Independent Engineer; and

          (ii)  issuance of the Final Approvals.

          Project Completion Date means not later than April 20, 1995.
          -----------------------

          Project Costs means:
          -------------

          (1) all costs of engineering and architectural services with respect to the Facility, including the cost of test borings, surveys, estimates, plans and specifications and for supervising construction, as well as for the performance of all other duties required by or consequent upon the proper construction of, and the making of alterations, renovations, additions and improvements in connection with, the completion of the Facility;

          (2) all costs paid or incurred for labor, materials, services, supplies, machinery, fixtures and other expenses and to contractors, suppliers, builders and materialmen in connection with the completion of the Facility;

          (3) all costs of contract bonds and of insurance that may be required or necessary during the period of Facility construction;

          (4) all costs of title insurance as provided in Section 2.3 of the Lease Agreement;

          (5)  all costs in connection with the acquisition of the Facility
Realty;

          (6) the payment of legal and financial fees and expenses, and all other costs and expenses incurred by or for the account of the Agency in connection with the preparation, authorization, sale and issuance of the Bond, and the preparation and execution of the Lease Agreement, the Mortgage Agreement and all other documents in connection therewith;

          (7) the interest due and payable on the Bond from the date of issuance to the date of completion of the Facility;

          (8) all costs which the Lessee shall be required to pay, under the terms of any contract or contracts, for the completion of the Facility, including any amounts required to reimburse the Lessee for advances made for any item otherwise constituting a Project Cost or for any other costs incurred and for work done which are properly chargeable to the Facility; and

          (9) all other costs and expenses relating to the completion of the Facility.

          Public Purpose means the inducement of the Lessee to proceed with the
          --------------
Facility and to expand its operations in the County for the purposes set forth in Section 1.4 of the Lease Agreement.

          Qualified Investments means:
          ---------------------

          (i)   Government obligations;

          (ii) Negotiable certificates of deposit issued by any bank, trust company or national banking association which is a member of the Federal Reserve System;

          (iii) Commercial or Finance Paper of any Person rated at least P-1 or A-1 by Moody's Investors Services, Inc. or Standard & Poor's Corporation;

          (iv)  Money market instruments; or

          (v) any other investment mutually agreeable to the Lessee, the Bondholder or the corporate trustee, if any.

          Real Estate Taxes shall mean all general levy real estate taxes levied
          -----------------
against the Project by the City, County and School District.

          Redemption Price means, with respect to any Bond, the principal amount
          ----------------
plus the applicable premium, if any, payable upon the redemption of the Bond.

          Renewal Fund means the Fund established by Section 5.02 of the
          ------------
Mortgage Agreement.

          Required Approvals means all site plan, zoning, land use, subdivision,
          ------------------
environmental, building, sewer hook up, curb cut and other permits, approvals, consents or variances that are required by Governmental Authorities in connection with the construction, the renovation and the equipping of the Facility.

          Sales Taxes shall mean any tax(es)imposed by Article 28 of the New
          -----------
York Tax Law, as the same may be amended from time to time.

          School District shall mean City of Buffalo Public School District.
          ---------------

          Security Documents means, collectively and severally, the Lease
          ------------------
Agreement, the Mortgage Agreement, the Building Loan Contract, any Sublease, the Collateral Lease Assignment, the Conditional Assignment, the Compliance Agreement and the Guaranty.

          SEORA Act means the Environmental Quality Review Act of the State and
          ---------
the regulations thereunder.

          State means the State of New York.
          -----

          Subcontract means any contract, subcontract or purchase order or
          -----------
materials contract, in form and substance satisfactory to the Bondholder, between the General Contractor and any Subcontractor for the performance of certain work, labor or services or for the furnishing of certain materials, supplies or equipment in connection with the Project.

          Subcontractor means any person who has agreed to perform certain work,
          -------------
labor or services or to furnish certain materials, supplies or equipment in connection with the construction, the renovation or the equipping of the Facility under a Subcontract.

          Sublease means the Sublessee Agreement, dated as of November 1, 1994,
          --------
between the Lessee and the Sublessee, as amended on supplemented.

          Sublessee means Coyne International Enterprises Corp.
          ---------

          Sublessee's Notification Address means 140 Cortland Avenue, Syracuse,
          --------------------------------
New York 13221.

          Surveyor means TVGA Engineering, Surveying, P.C.
          --------

          Taxable Status Date shall mean December 1, 1995.
          -------------------

          Title Company means Monroe Title Insurance Corp.
          -------------

          Title Policy means, collectively, (i) the mortgagee title insurance
          ------------
policy issued by the Title Company to the Bondholder insuring that the Mortgage Agreement constitutes a good and valid first Lien on the Facility, free and clear of all other liens, except for Permitted Encumbrances, and (ii) the fee title insurance policy issued by the Title Company to the Agency insuring the Agency's title to the Facility Realty against loss as a result of defects in the title of the Agency, except for Permitted Encumbrances, and containing such pending disbursement provisions, affirmative insurance and reinsurance or coinsurance agreements as shall be required by the Bondholder, the Agency or their respective counsel.

                                   APPENDIX B

                       Description of Facility Equipment
                       ---------------------------------

                                      NONE

                                   APPENDIX C
                                   ----------

                         Description of Facility Realty
                         ------------------------------

     ALL THAT TRACT OR PARCEL OF LAND, situate in the City of Buffalo, County of Erie and State of New York, being part of Lots Nos. 149 and 150, Township 10, Range 7 of the Buffalo Creek Reservation and also being a part of Parcel 5 as shown on a map entitled "New Buffalo Industrial Park" filed in the Erie County Clerk's Office under Cover No. 2532, bounded and described as follows:

     BEGINNING at a point in the east line of James E. Casey Drive (66 feet wide) distant 815.01 feet northerly from the north line of Dingens Street (66 feet wide) as measured along said east line of James E. Casey Drive; thence northerly along the east line of said James E. Casey Drive, 362.00 feet to a point; thence easterly at an interior angle of 90 (degrees) 27 (feet) 12 (inches) and parallel with the north line of Dingens Street, 570.31 feet to a point; thence southerly and parallel with the east line of said James E. Casey Drive, 362.00 feet to a point; thence westerly on a line parallel with the north line of Dingens Street, 570.31 feet to the point or place of beginning.

                                   APPENDIX D
                                   ----------

                             Description of Project
                             ----------------------

     The acquisition and construction of a 69,265+/- square foot facility for manufacturing and warehousing purposes, and the acquisition of machinery and equipment for manufacturing and warehousing purposes and the lease of the Project to the Lessee for sublease to the Sublessee, such project to be located at a 4.74+/- acre parcel at 175 James E. Carey Drive, New Buffalo Industrial Park, Buffalo, New York.

     At no time shall any portion of the Facility be utilized for the making of retail sales to customers who personally visit the Facility, in contravention of
Section 1.12 of this Lease Agreement.